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AMERICAN WAGERING, INC. TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMERICAN WAGERING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 22, 2010

To the Stockholders of American Wagering, Inc.:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

WHEN:	December 22, 2010 9:00 a.m., Pacific Time
WHERE:	675 Grier Drive, Las Vegas, Nevada 89119
ITEMS OF BUSINESS:	•	Elect four directors for terms expiring in 2011 and until their successors are elected and qualified
	•	Approve and adopt our 2010 Stock Incentive Plan
	•	Approve the issuance of stock options to Robert Kocienski
	•	Approve the issuance of stock options to John English
	•	Ratify the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ending January 31, 2011
	•	Consider any other matters that may properly come before the Annual Meeting
RECORD DATE:	October 26, 2010
VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

        On the following pages, we provide answers to frequently asked questions about the Annual Meeting. A copy of the 2010 Annual Report on Form 10-K is enclosed.

By Order of the Board of Directors,

John Salerno
 Secretary
November 23, 2010

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Stockholder Meeting
The Proxy Statement and Annual Report on Form 10-K are available at http://www.americanwagering.com/investor_relations.html

AMERICAN WAGERING, INC.

Page
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	1
PROPOSAL 1—ELECTION OF DIRECTORS	4
Nominees for Election of Directors	4
Board Leadership Structure	5
Risk Oversight	5
Board of Directors and Committees of the Board	5
Audit Committee	5
Compensation Committee	6
Compliance Committee	6
Director Nominations	7
Code of Ethics	8
Security Holder Communications with the Board of Directors	8
Compensation of Directors	8
Recommendation of Our Board of Directors	10
OTHER INFORMATION	11
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	11
Compliance with Section 16(a) of the Securities Exchange Act of 1934	12
Certain Relationships and Related Transactions	12
EXECUTIVE COMPENSATION	15
Summary Compensation Table	15
Employment Agreements	15
Description of Equity Incentive Plans	16
Payments in the Event of a Change in Control	17
Outstanding Equity Awards At Fiscal Year-End	17
PROPOSALS 2, 3 AND 4—PROPOSAL TO APPROVE AND ADOPT THE 2010 STOCK INCENTIVE PLAN; APPROVAL OF THE ISSUANCE OF STOCK OPTIONS TO ROBERT KOCIENSKI AND JOHN ENGLISH	18
Purpose of the 2010 Plan	18
Summary of the 2010 Plan	18
Grant of Stock Options to Robert Kocienski and John English	24
New Plan Benefits	24
2010 Stock Incentive Plan	25
Equity Compensation Plan Information	25
Recommendation of Our Board of Directors	25
PROPOSAL 5—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
AUDIT COMMITTEE REPORT	27
Fees Paid to Independent Registered Public Accounting Firm	28
Recommendation of Our Board of Directors	28
STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING	29
GENERAL	29
Appendix A—2010 Stock Incentive Plan	A-1
Appendix B—Robert Kocienski Option Agreement	B-1
Appendix C—John English Option Agreement	C-1

AMERICAN WAGERING, INC.
675 Grier Drive
Las Vegas, Nevada 89119
(702) 735-0101

 PROXY STATEMENT

        This proxy statement is being furnished to our stockholders beginning on or about November 23, 2010, in connection with the solicitation of proxies by the Board of Directors of American Wagering, Inc. (the Company or AWI), to be used at the Annual Meeting of Stockholders (the Annual Meeting) on December 22, 2010, at 675 Grier Drive, Las Vegas, Nevada 89119, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

 QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

  The election of four nominees to serve on our Board of Directors for terms expiring in 2011 and until their successors are elected and qualified.

  The approval and adoption of our 2010 Stock Incentive Plan.

  The approval of the issuance of 1,047,490 options under the 2010 Stock Incentive Plan to purchase shares of our common stock to Robert Kocienski.

  The approval of the issuance of 1,047,490 options under the 2010 Stock Incentive Plan to purchase shares of our common stock to John English.

  The ratification of the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ending January 31, 2011.

  Any other matters that may properly come before the Board of Directors.

What are the board's voting recommendations?

  Our Board of Directors recommends a vote FOR each of the four director nominees.

  Our Board of Directors recommends a vote FOR the approval and adoption of our 2010 Stock Incentive Plan.

  Our Board of Directors recommends a vote FOR the approval of the issuance of 1,047,490 options to purchase shares of our common stock to Robert Kocienski.

  Our Board of Directors recommends a vote FOR the approval of the issuance of 1,047,490 options to purchase shares of our common stock to John English.

  Our Board of Directors recommends a vote FOR the ratification of the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ending January 31, 2011.

What is the vote required for each proposal?

  Once a quorum has been established, the following votes are required for approval of the respective matters:

  Directors are elected by a plurality of the votes cast by holders of shares entitled to vote at the Annual Meeting. This means that the four individuals receiving the largest number of votes will be elected as directors.

  The proposals to (i) adopt our 2010 Stock Incentive Plan, (ii) approve the issuance of options to Robert Kocienski, (iii) approve the issuance of options to John English, and (iv) ratify the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm will be approved by the stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Who can vote?

  Common stockholders of record as of the close of business on the record date are entitled to vote. The record date for the Annual Meeting is October 26, 2010. Each outstanding share of our common stock is entitled to one vote upon the proposals presented.

How do I vote?

  If you are the record holder of your shares, there are two ways to vote:

  •
  by completing and mailing the enclosed proxy card; or

  •
  by written ballot at the Annual Meeting.

  If your shares are held by your broker as your nominee (that is, in street name), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or obtain an authorization from your broker allowing you to vote your shares at the Annual Meeting in person or by proxy. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of The Nasdaq Stock Market, Inc. (NASDAQ) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as "broker non-votes." Proposal 1 "Election of Directors," Proposal 2 "Approval and Adoption of the 2010 Stock Incentive Plan" and Proposals 3 and 4 "Approval of Issuance of Options to Robert Kocienski and John English" are considered non-routine. Accordingly, brokers do not have discretion to vote on these proposals without your instruction. Because the Company has a plurality voting standard regarding the election of directors, broker non-votes will not affect the outcome of the vote on Proposal 1. Proposal 5 "Ratification of Independent Registered Public Accounting Firm" is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker.

What does it mean if I get more than one proxy?

  It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are voted.

What constitutes a quorum?

  As of the record date, October 26, 2010, there were 8,404,879 shares of our common stock outstanding. In order to conduct the Annual Meeting, a majority of the voting power of the outstanding shares entitled to vote must be represented in person or by proxy. This is known as a "quorum." Abstentions and shares which are the subject of broker non-votes will count toward establishing a quorum.

Can I change my vote?

  If you are the record holder of your shares, you can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

  •
  returning a later-dated proxy card; or

  •
  attending the meeting and voting your shares in person; or

  •
  notifying our Secretary by written revocation letter.

  Our Secretary is John Salerno. Any revocation should be filed with him at our corporate headquarters at 675 Grier Drive, Las Vegas, Nevada 89119.

  If your shares are held in street name and you previously instructed your broker, bank or nominee on how to vote your shares, you will need to contact your broker, bank or nominee in order to change your vote.

  Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you directed. If no direction is given, the proxies will be voted as our Board of Directors recommends.

Who conducts the proxy solicitation?

  Our Board of Directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

Who will count the votes?

  Our Board of Directors will appoint one or more employees to serve as an Inspector of Election(s) to tabulate the voted proxies.

 PROPOSAL 1—ELECTION OF DIRECTORS

        The current term of office of all of our directors expires at the 2010 Annual Meeting. Our Board of Directors has proposed the election of each nominee for a one-year term expiring at the 2011 Annual Meeting and until their respective successors have been duly elected and qualified. The nominees have consented to being nominated and to serve if elected. In the event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our Board of Directors.

        The Board of Directors currently is comprised of four persons. However, it is the Board's intention to increase the Board size back to 5 persons by filling a current vacancy (as described below). On July 27, 2010, to be effective August 1, 2010, Bruce Dewing tendered his resignation from the Board. Because of Mr. Dewing's resignation, there is currently a vacant seat on the Board of Directors that will not be filled at the annual meeting. The Board is actively seeking a director to fill this vacancy. Despite the current vacancy, the proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees for Election of Directors

        Robert R. Barengo, 68, became a Director in July 2005, and previously served on our Board of Directors from 1992 to 2000. Mr. Barengo has owned and operated his own law practice for over 30 years during which he has handled, among other matters, general business, municipal finance, bonding, investment banking, government and administration law, and gaming law. Mr. Barengo has extensive elected office and legislative experience as a Nevada Assemblyman (1972-1982) where he served on various committees including Interim Finance, Ways and Means, Commerce and Judiciary; Chairman of the Judiciary Committee (1973-1979); Speaker Pro Tempore (1978-1981); Chairman of the Legislative Commission (1981-1983); Speaker of the Assembly (1981-1983); and Judge Pro-Tem for the City of Sparks Municipal Court and the City of Reno Municipal Court (1976-1995). Mr. Barengo also served on the Board of Directors of Riviera Holdings Corporation, a publicly reporting company, from 1992 to April 2005 and also served as that company's Director of Government and Public Affairs from January 2001 to April 2005. Mr. Barengo also served as President of Columbia Trust Company from 2004 to 2008. Mr. Barengo serves as Chairman of the audit committee.

        Victor J. Salerno, 66, has been our President, CEO, COO, and Chairman of the Board since our inception and our interim Principal Accounting Officer and Treasurer since February 2010. Mr. Salerno has been the President, CEO and a Director of Leroy's since September 1979. Mr. Salerno served as an Executive Vice-President and Director of Autotote CBS Corporation (subsequently purchased by us and renamed Computerized Bookmaking Systems, Inc.). He is a past President of the Nevada Association of Race and Sports Operators.

        W. Larry Swecker, 65, became a Director in April 2000. Mr. Swecker, a Certified Public Accountant, has been President of Swecker & Company, Ltd., Certified Public Accountants, since January 1979. Prior to that, he was a partner in the firm of Keltner Milam & Company, Certified Public Accountants, from 1975 to 1979. Mr. Swecker was employed as a revenue agent with the Internal Revenue Service from 1972 to 1975. He has a Bachelor of Science in Business Administration from the University of Nevada Reno. Mr. Swecker is a member of the audit committee, serving as our Financial Expert; and is Chairman of the compensation committee the Board of Directors.

        Judith Zimbelmann, 58, became a Director in January 2001 and serves on the audit committee and the compensation committee. Ms. Zimbelmann is the daughter of Leroy Merillat, the founder of Leroy's Horse & Sports Place, and was formerly married to Victor Salerno. Ms. Zimbelmann is a private investor with numerous holdings and is a member and officer of UV Doctor, LLC (which provides ultra-violet lighting for sterilization).

 Board Leadership Structure

        The Company's senior leadership is held by a single executive maintaining the leadership positions of President, Chief Executive Officer, Chief Operating Officer, Interim Chief Accounting Officer and Chairman of the Board. The Company believes that at this time, the executive is the founding leader of the Company and is actively engaged on all significant matters affecting the Company, such as long-term strategy. As the President and Chief Executive Officer, the executive focuses on all aspects of the operation of the Company; while as the Chairman of the Board, he has a greater focus on governance of the Company, including oversight of the Board of Directors.

Risk Oversight

        The Board of Directors primarily relies on its Audit Committee for oversight of the Company's risk management. The Audit Committee regularly reviews issues that present particular risks to the Company, including those involving competition, customer demands, economic conditions, planning, strategy, finance, sales and marketing, products, information technology, legal. The full Board also reviews these issues as appropriate. The Board believes that this approach provides appropriate checks and balances against undue risk taking.

        The Board has chosen not to appoint a "lead director," but instead uses a collegiate approach to Board meetings, whereby each director is encouraged to take the lead position on a rotating basis. We believe this informal, rotating, shared leadership responsibility among the directors as opposed to a single lead director, results in increased engagement of the Board as a whole, and that having a strong, independent group of directors fully engaged is important for good governance.

Board of Directors and Committees of the Board

        Our business affairs are conducted under the direction of our Board of Directors. The role of our Board of Directors is to effectively govern our affairs for the benefit of our stockholders and, to the extent appropriate under governing law, of other constituencies, which include our employees, customers, suppliers and creditors. Our Board of Directors strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that our activities are conducted in a responsible and ethical manner.

        The Board of Directors has determined that the following directors meet the standards of independence under the applicable NASDAQ listing standards: Robert Barengo and W. Larry Swecker. None of the other directors meet the independence standards.

        During our fiscal year ended January 31, 2010, our Board of Directors held four regular meetings and two special meetings. Each director attended at least 75% of the board meetings and committee meetings during the period he or she served as a member. We did not have an annual meeting of stockholders during the 2010 fiscal year.

        Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Compliance Committee. The charter for our Audit Committee, as well as our Code of Business Conduct and Ethics, are available on our website at www.americanwagering.com. These documents are also available in print to any stockholder upon request. We may revise these policies from time to time and will promptly post revisions on our website. No charter has been adopted for our Compensation Committee or Compliance Committee.

Audit Committee

        The Audit Committee assists our Board of Directors in overseeing the accounting and financial reporting processes of the Company and audits of our financial statements, including the quality and integrity of our financial statements, compliance with legal and regulatory requirements, our independent public accountant's qualifications and independence, the performance of our internal audit function and independent accountants, and such other duties as may be directed by our Board of Directors.

        The Audit Committee charter requires that the Audit Committee consist of three or more members of our Board of Directors and that at least a majority of the members of the Audit Committee satisfy the independence requirements of the applicable NASDAQ rules. The current members of the Audit Committee are Mr. Barengo, who is the chair, Mr. Swecker and Ms. Zimbelmann. The Audit Committee held four meetings during fiscal 2010. Our Board of Directors has determined that, other than Ms. Zimbelmann, each of the current members of the Audit Committee satisfy the independence requirements of the SEC and NASDAQ for audit committee members. Our Board of Directors believes that each member of the Audit Committee is able to read and understand financial statements, and that one of the members has past employment experience or background which results in his financial sophistication. Our Board of Directors believes that Mr. Swecker qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of SEC Regulation S-K.

Compensation Committee

        The Compensation Committee discharges the responsibilities of our Board of Directors relating to compensation of the Company's executives and directors. The Board has delegated the Compensation Committee authority and responsibility to:

  •
  Review and approve the Company's compensation strategy to ensure consistency with its mission and values and applicable legal and regulatory requirements.

  •
  Approve the President and CFO's compensation levels. The Compensation Committee will consider, as it deems appropriate, performance and personnel evaluations, past compensation, comparable compensation at peer and other relevant institutions, general market conditions and legal requirements.

  •
  Review any important and/or unusual employment/severance agreement provisions or other contractual arrangements, for other senior management to ensure such programs support the established compensation strategy.

  •
  Review benchmark information provided by outside consultants, if retained, to ensure that compensation is reasonable and appropriate. The Compensation Committee shall have sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the President and CFO or other senior executive of the Company.

  •
  Administer the Directors Stock Option Plan in accordance with the terms thereof.

  •
  Administer the 2010 Stock Incentive Plan, if such plan is approved by the stockholders pursuant to Proposal 2 below.

  •
  Conduct an annual performance self-assessment review and recommend any changes to the Board.

        The Compensation Committee currently consists of Larry Swecker, who is the chair, and Judith Zimbelmann. The Compensation Committee held two meetings during fiscal 2010.

Compliance Committee

        The Compliance Committee is responsible for identifying and evaluating any situations involving us or our affiliates, which may have a negative effect upon the objectives of gaming control. The Compliance Committee currently consists of Mr. Swecker and non-directors, S. Barton Jacka and

Raymond O. Kegler. The Compliance Committee held four meetings during fiscal 2010. The Compliance Committee reports to our Board of Directors and advises our Board of Directors, after investigation, of activities that might be inappropriate. Among other things, the Compliance Committee determines that all transactions involving gaming supplies and gaming equipment are with appropriately licensed casinos, distributors and vendors and reports to the committee regarding matters which may include, but are not limited to material litigation, material loans or extensions of credit, transactions meeting certain thresholds, and material loans made by us or our affiliates other than for our or the affiliate's benefits. Additionally, the committee requires that appropriate background checks be conducted on several categories of persons, including, but not limited to, stockholders holding a 5% or more beneficial ownership interest, officers, directors, lenders, vendors, customers, partners, joint ventures and lobbyists. The committee reviews political contributions as to compliance with law, annually reviews the list of our stockholders, and may require review of foreign entities with which we do business.

Director Nominations

        Our Board of Directors makes decisions concerning our director nominations. Nominees for our Board of Directors must have a strong business background and display a sense of leadership. We believe that each board member should possess certain skills that complement the skills of our other board members, so as to achieve our overall goal of having a well-rounded board. Qualities and skills necessary for consideration are a financial, legal or business background or demonstrated leadership abilities. While we seek a diversity of experience, viewpoints and backgrounds on the Board of Directors, we have not established a formal policy regarding diversity in identifying director nominees.

        Our Board of Directors will consider nominees for our Board of Directors recommended by stockholders. Nomination of any person for election as a director by stockholders shall be considered only if advance notice has been timely given by the stockholder as provided in our bylaws and such nomination is otherwise proper for consideration under applicable law, our articles of incorporation and bylaws. To be timely, notice of the name of any person to be nominated by any stockholder for election as a director shall be delivered personally to, or mailed to, and received at the principal office of the Company, addressed to the attention of the secretary not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the prior year's annual meeting of stockholders; provided, however, that in the event that either (A) the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the prior year's annual meeting of stockholders, or (B) no annual meeting was held during the prior year, notice by the stockholder to be timely must be received (x) not earlier than the close of business on the 120th day prior to such annual meeting and (y) not later than the close of business on the latter of 90th day prior to such annual meeting or the close of business on the 10th day following the day the notice of such annual meeting was made by mail or the first public announcement or disclosure, regardless of any postponement, deferral or adjournment of the meeting to a later date.

        The notice required above shall be delivered along with a written statement setting forth (A) the name, business address and residence address of the person to be nominated; (B) a brief description of the proposed nominee's business experience for the previous five years, all other information regarding such proposed nominee that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Exchange Act, and all other information that would be required to be filed with the SEC if the person proposing such nomination were a participant in a solicitation subject to Section 14 of the Exchange Act; (C) such person's signed consent to serve as a director of the Company if elected; (D) the number of shares of stock held of record and beneficially by such stockholder (E) a representation that such stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; and

(F) a description of all arrangements or understandings between the stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by the stockholder. The Company may require any stockholder desiring to nominate any person for election as a director to furnish such other information as it may reasonably require to determine the eligibility of such nominee to serve as a director of the Company.

        Nominations should be delivered to the Board of Directors at the following address:

American Wagering, Inc.
c/o Corporate Secretary
675 Grier Drive
Las Vegas, Nevada 89119

Code of Ethics

        We have adopted a Code of Business Conduct and Ethics, which applies to employees, officers and Board members, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Security Holder Communications with the Board of Directors

        Our security holders may send communications to members of our Board by directing such communications to our General Counsel, Terina Salerno. Communications may be sent to Ms. Salerno via mail at our corporate office at the address listed above; via fax at (702) 735-0142; or via e-mail at salernot@americanwagering.com. Ms. Salerno will direct all relevant communications to the appropriate Board member(s). All communications are confidential.

Compensation of Directors

        Directors who are not our employees or consultants receive a fee of $1,000 per month plus travel expenses. In addition, each Committee Chairman (audit committee, compensation committee, etc.) receives an additional $1,000 per month for each committee chaired. Mr. Swecker and Mr. Barengo agreed to forego director fees in the amount of $24,000 each during fiscal 2010 and $6,000 each during fiscal 2009, for the best interests of the financial health and well-being of the Company. The following table summarizes the compensation paid to the directors for the fiscal year ended January 31, 2010.

Name (a)	Fees Earned or Paid in Cash $ (b)	Stock Awards $ (c)	Option Awards $ (d)	Non-Equity Incentive Plan Compensation $ (e)	Nonqualified Deferred Compensation Earnings $ (f)	All Other Compensation $ (g)	Total $ Sum (b-g)
W. Larry Swecker	—	—	—	—	—	—	—
Robert R. Barengo	—	—	—	—	—	—	—
Judith L. Zimbelmann	—	—	—	—	—	2,816	2,816

(a)
This table includes only directors whose compensation is not reported in the Summary Compensation Table.

(b)
W. Larry Swecker served as the chairman of the compensation committee Since 2005. Robert R. Barengo has served as chairman of the audit committee August 2006.

(c)
Mr. Swecker had 10,800 in stock option awards outstanding at January 31, 2010. Mr. Barengo had 9,200 in stock option awards outstanding at January 31, 2010. Mr. Swecker and Mr. Barengo voluntarily renounced their rights to stock option awards that would have been granted on January 31, 2010 as part of the Directors' Stock Option Plan for the best financial interests of the Company.

(d)
Ms. Zimbelmann received this compensation for rendering administrative support services to the Company.

        We have previously granted the following stock options to our Directors (excluding terminated options):

Date	Granted To	Number of Shares		Terms
08/09/2001	Victor J. Salerno	30,000	(1)	$0.70 exercise price per share; became fully exercisable on August 9, 2001; exercised on August 8, 2006
08/09/2001	Judith L. Zimbelmann	1,200	(1)	$0.60 exercise price per share; became fully exercisable on August 9, 2001; exercised on August 3, 2006
01/31/2002	W. Larry Swecker	400	(2)	$0.35 exercise price per share; became fully exercisable on January 31, 2003; expires on January 31, 2012
01/31/2003	W. Larry Swecker	400	(2)	$0.12 exercise price per share; became fully exercisable on January 31, 2004; expires on January 31, 2013
01/31/2004	W. Larry Swecker	400	(2)	$0.15 exercise price per share; became fully exercisable January 31, 2005; expires on January 31, 2014
01/31/2004	Bruce Dewing	400	(2)	$0.15 exercise price per share; became fully exercisable on January 31, 2005; expires on January 31, 2014
01/31/2005	W. Larry Swecker	400	(2)	$0.55 exercise price per share; became fully exercisable on January 31, 2006; expires on January 31, 2015
01/31/2005	Bruce Dewing	400	(2)	$0.55 exercise price per share; became fully exercisable on January 31, 2006; expires on January 31, 2015
07/11/2005	Bruce Dewing	250,000	(1)	$1.80 exercise price per share; became fully exercisable on December 31, 2009; expires on June 10, 2015
08/31/2005	Robert R. Barengo	3,800	(2)	$2.00 exercise price per share; became fully exercisable on August 31, 2007; expires on August 31, 2015
08/31/2005	Victor J. Salerno	50,000	(1)	$2.00 exercise price per share; became fully exercisable on August 31, 2007; expires on August 31, 2012
08/31/2005	W. Larry Swecker	3,800	(2)	$2.00 exercise price per share; became fully exercisable on August 31, 2007; expires on August 31, 2015
08/31/2005	Judith Zimbelmann	3,000	(1)	$2.00 exercise price per share; became fully exercisable on August 31, 2007; expires on August 31, 2012

Date	Granted To	Number of Shares		Terms
08/07/2006	Robert R. Barengo	5,000	(2)	$1.00 exercise price per share; became fully exercisable on August 31, 2008; expires on August 7, 2011
08/07/2006	W. Larry Swecker	5,000	(2)	$1.00 exercise price per share; became fully exercisable on August 31, 2008; expires on August 7, 2011
01/31/2008	Robert R. Barengo	400	(2)	$0.79 exercise price per share; became fully exercisable on January 31, 2009; expires on January 31, 2013
01/31/2008	W. Larry Swecker	400	(2)	$0.79 exercise price per share; became fully exercisable on January 31, 2009); expires on January 31, 2013

(1)
Stock options were issued pursuant to our 2001 Stock Option Plan.

(2)
Stock options were issued pursuant to our Directors Stock Option Plan.

Recommendation of Our Board of Directors

        Directors will be elected by a plurality of the votes cast by the shares entitled to vote, as long as a quorum is present. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

        Our Board of Directors recommends that you vote "FOR" all the director nominees.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

        The following table sets forth, as of November 1, 2010, the number and percentage of outstanding shares of our common stock, which, according to information supplied to us, are beneficially owned by: (i) each person who is a beneficial owner of more than 5% of our outstanding common stock; (ii) each of our directors and named executive officers individually; and (iii) all of our directors and named executive officers as a group. Under SEC rules, a person is deemed a beneficial owner of our common stock with respect to which he or she has or shares voting power (which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security).

        A person is also deemed the beneficial owner of shares with respect to which he or she could obtain voting or investment power within 60 days of November 1, 2010 (such as upon the exercise of options or warrants). The percentage of outstanding common stock represented by each named person's stock ownership assumes the exercise by that person of all stock options that are exercisable within 60 days of November 1, 2010 but does not assume the exercise of stock options by any other persons. The percentage of outstanding common stock represented by the stock ownership of all directors and executive officers as a group assumes the exercise by all members of that group of their respective stock options that are exercisable within 60 days of November 1, 2010, but does not assume the exercise of options by any persons outside of that group.

        Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by them. The address of each executive officer and director named in the table is c/o American Wagering, Inc., 675 Grier Drive, Las Vegas, Nevada 89119.

Name	Number of Shares	Percentage of Outstanding Shares
Executive Officers and Directors:
Victor J. Salerno(1)	2,488,054	29.43%
Judith L. Zimbelmann(2)	1,004,200	11.94%
Robert R. Barengo(3)	534,200	6.35%
Bruce Dewing(4)	295,600	3.42%
W. Larry Swecker(5)	30,800	*
Melody Sullivan	—	*
All directors and executive officers as a group (six persons)(6)	4,352,854	49.87%
5% Stockholder
Alpine Advisors LLC/Don R. Kornstein(7)	875,000	9.72%

*
Less than 1%

(1)
Mr. Salerno has vested stock options exercisable within the next 60 days pursuant to which he has the right to acquire 50,000 shares of the Company's common stock which are included in the table above.

(2)
Ms. Zimbelmann has vested stock options exercisable within the next 60 days pursuant to which she has the right to acquire 3,000 shares of the Company's common stock which are included in the table above.

(3)
Mr. Barengo has vested stock options exercisable within the next 60 days pursuant to which he has the right to acquire 9,200 shares of the Company's common stock which are included in the table above.

(4)
Mr. Dewing and his wife share the voting and investment power with respect to 44,800 shares included above. Mr. Dewing has vested stock options exercisable within the next 60 days pursuant to which he has the right to acquire 250,800 shares of the Company's common stock which are included in the table above.

(5)
Mr. Swecker has vested stock options exercisable within the next 60 days pursuant to which he has the right to acquire 10,800 shares of the Company's common stock which are included in the table above.

(6)
Our current directors and named executive officers as a group have options for 323,800 shares, which they can exercise within the next 60 days. Those shares are included in the table above.

(7)
We derived this information from a Schedule 13D filed by Alpine Advisors LLC and Don R. Kornstein on June 23, 2010. Don R. Kornstein is the managing member of Alpine Advisors LLC. Alpine Advisors LLC is deemed to be the beneficial owner of 600,000 shares pursuant to the Amended and Restated Warrant Agreement dated as of June 11, 2010 (the "Warrant Agreement"). Pursuant to the Warrant Agreement, Alpine Advisors LLC was granted a warrant to purchase 600,000 shares of our common stock. Don R. Kornstein is deemed to be the beneficial owner of 875,000 shares, which amount includes the 600,000 shares issuable upon exercise of the Warrant and an additional 275,000 shares issued pursuant to the Advisor Agreement between Alpine Advisors LLC and American Wagering, Inc. dated March 12, 2010. Alpine Advisors LLC and Don R. Kornstein are located at 825 Lakeshore Blvd., Incline Village, Nevada 89451.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock to file with the SEC certain reports regarding their stock ownership ("Section 16(a) Reports"). Such persons are required to furnish us with copies of all Section 16(a) Reports they file. Based solely on our review of such reports (and amendments thereto) that were furnished to us and written representations made to us by reporting persons in connection with certain of these reporting requirements, we believe that all the reporting persons met their Section 16(a) reporting obligations on a timely basis during our last fiscal year.

Certain Relationships and Related Transactions

        Other than as set forth below, there have been no transactions since the beginning of our last fiscal year, nor are there any proposed transactions, to which we were or are to be a party, in which any of the following persons had or is to have a direct or indirect material interest:

  (a)
  any director or executive officer;

  (b)
  any person who beneficially owns more than 5% of our outstanding common stock; or

  (c)
  any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

        Our policy regarding related transactions requires that any director or executive officer who has an interest in any transaction disclose the presence and the nature of the interest to our Board of Directors prior to any approval of the transaction by our Board of Directors. The transaction may then be approved by a majority of our disinterested directors, provided that an interested director may be counted in determining the presence of a quorum at the meeting of our Board of Directors to approve the transaction. Our policy regarding compensation for directors and executive officers is that our Board of Directors may, without regard to personal interest, establish the compensation of directors for services in any capacity.

        Victor J. Salerno (our President, CEO, COO, interim Principal Accounting Officer, Treasurer, and Chairman of the Board of Directors) owns 8,900 shares of Series A Preferred Stock (5,662 regular shares and 3,238 redeemable shares). Judith Zimbelmann (one of our directors) owns 5,262 shares of Series A Preferred Stock (all regular shares).

        Holders of the Series A Preferred Stock are entitled to receive monthly payments, upon declaration by our Board of Directors, cumulative cash dividends at the annual rate of 10% per share. Interest at the annual rate of 10%, compounded annually, accrues on Series A Preferred Stock dividends that have accumulated but have not been paid. The Series A Preferred Stock is not convertible but is callable, in whole or (on a pro rata basis) in part, at any time at our option. There were no shares called since the beginning of our last fiscal year. The holders of Series A Preferred Stock are not entitled to vote (on a cumulative basis or otherwise) as a class or with our common stock upon any matters submitted to shareholders for a vote, except as mandated under Nevada law.

        In prior years, Mr. Salerno forwent his right to have his shares redeemed when we made partial, pro rata calls of Series A Preferred Stock for redemption. Those affected shares have been classified as "Redeemable Series A Preferred Stock" in the liabilities section of our Consolidated Balance Sheet, and may be put to us by Mr. Salerno for redemption at any time. As of January 31, 2010, the amount of Series A Preferred Stock that may be put to us by Mr. Salerno for immediate redemption (without prior approval by our Board of Directors) is $323,800 (3,238 shares). When the Company and Leroy's filed Chapter 11 Petitions, this Redeemable Series A Preferred Stock became subject to compromise under the Bankruptcy Code. (Under the Bankruptcy Code, the ordinary Series A Preferred Stock, which is classified in the equity section of our Consolidated Balance Sheet, was not designated as subject to compromise.) Pursuant to the Plan that the Company and Leroy's consummated on March 11, 2005 (the "Effective Date"), the Redeemable Series A Preferred Stock is no longer considered subject to compromise, and we will pay the redemption price in the ordinary course of business.

        From the filing of the Chapter 11 Petitions on July 25, 2003 through the Effective Date (March 11, 2005), dividends were accrued but not paid on the Series A Preferred Stock. The following table indicates the accruals and payments to the preferred shareholders through fiscal 2010:

	Paid	Accrued	Unpaid
02/2003 through 07/2003	$72,195	$0	$0
08/2003 through 01/2004	$0	$71,392	$71,392
02/2004 through 01/2005	$0	$142,008	$213,400
02/2005	$0	$10,864	$224,264
03/11/2005(1)	$226,241	$0	$0
03/12/2005 through 01/31/2006	$141,620	$0	$0
Fiscal 2007	$141,620	$0	$0
Fiscal 2008	$141,584	$0	$0
Fiscal 2009	$141,602	$0	$0
Fiscal 2010	$141,655	$0	$0

(1)
The payment on March 11, 2005 includes $1,977 of interest at the Federal Judgment Rate.

        On November 8, 2007, the Company borrowed $400,000 against the $500,000 line of credit for the benefit of the Company under the terms of a Guaranty Agreement, as amended from time to time, between Victor and Terina Salerno (the "Salernos") and the Company. As amended on April 21, 2008, the Guaranty Agreement provides for the Company to pay the Salernos interest at the rate of 10.0% per annum (payable monthly) on the outstanding portion of the loan (up to a maximum of $500,000) and to reimburse them for finance charges, fees, payments and other expenses they may incur. The April 21, 2008 Guaranty Agreement expires on February 16, 2011. The personal line of credit then in place was secured by the Salerno's residence and provides for an interest rate of 0.5% below the prime rate published by the Wall Street Journal, adjusted annually. The outstanding balance of this line of credit was $380,773 at January 31, 2008. The Company paid principal and interest payments totaling $63,630 in fiscal 2009 and $25,814 in fiscal 2008 and paid interest only payments of $3,839 per month in fiscal 2009. In February 2008, an additional $80,000 was also borrowed by the Company against this line of credit. Smaller amounts were loaned to the Company by Mr. Salerno subsequent to February 2008, but prior to December 31, 2008, totaling $20,000. The payments described above take into consideration the additional borrowings.

        On December 1, 2008, Mr. Salerno loaned the Company an additional $500,000 to fund urgent cash flow needs of the Company, which were our immediate general operating expenses. Due to the urgency, the funds were advanced on an expedited basis without formal board approval as reported in the Company's Form 10-Q for the quarter ended October 31, 2008. The independent directors of the Company considered and approved the fairness of a proposed amendment to the April 21, 2008 Guaranty Agreement to cover the total $1,000,000 that has been loaned by Mr. Salerno at the same terms. The total $1,000,000 will be repaid with interest only payments during fiscal 2011 and 2012, with the balance due February 1, 2012. On April 21, 2010, Mr. Salerno extended the expiration date of the April 21, 2008 Guaranty Agreement to February 1, 2012.

        Additionally, Mr. Salerno's personal residence secured the U.S. Bank term loan for $500,000, until repaid January 31, 2010.

        On May 17, 2010, Mr. Salerno loaned the Company $250,000 pursuant to an interest-free revolving line of credit and a related promissory note payable to the order of Mr. Salerno with a maturity date of February 1, 2013.

        In October 2009, Victor and Terina Salerno pledged a $200,000 certificate of deposit to the Nevada Gaming Control Board on behalf of Leroy's to increase our Regulation 22.040 reserve.

        We employ on a full-time basis Terina Salerno, the wife of Victor Salerno, as our General Counsel. Ms. Salerno agreed to temporarily reduce her annual base salary in an amount sufficient to cover payroll deductions for benefits, effective November 24, 2008. For our fiscal year ended January 31, 2010, her total compensation was $4,739.

        The contributed services expense for Victor and Terina Salerno for fiscal 2010 was $193,165.

        We employ on a full-time basis John Salerno, the son of Victor Salerno and Judith Zimbelmann, as a Vice President and gaming analyst of Leroy's. For our fiscal year ended January 31, 2010, his total annual compensation was $67,561. John Salerno agreed to temporarily reduce his annual base salary by 20%, effective January 3, 2009 which was reinstated in September 2009.

EXECUTIVE COMPENSATION

        The following table summarizes the compensation for the periods indicated of our Chief Executive Officer and the two most highly compensated executive officers who served as executive officers as of January 31, 2010.

Summary Compensation Table

Name and principal position	Year Ended 01/31	Salary			Bonus	Stock Awards	Option Awards (4)		Non-equity incentive plan compensation (5)	Non-qualified deferred compensation earnings	All other compensation (6)		Total
(a)	(b)	(c)			(d)	(e)	(f)		(g)	(h)	(i)		(j)
Victor Salerno, CEO, COO, interim PAO, and President	2010 2009	$ $	16,480 203,689	(1) (1)	— —	— —		— —	$51,774 —	— —	$ $	13,114 15,598	$ $	81,368 219,287
Bruce Dewing, Former Director of AWI and former President of AWIG	2010 2009	$ $	152,853 168,923	(2) (2)	— —	— —	$ $	22,083 43,610	— —	— —	$ $	9,000 11,793	$ $	183,936 224,326
Melody Sullivan, Former CFO and Treasurer	2010 2009	$ $	156,462 178,615	(3) (3)	— —	— —	$ $	5,358 5,373	— —	— —	$ $	4,800 1,662	$ $	166,620 185,650

(1)
Mr. Salerno's compensation does not include interest paid to him on his loan to the Company. Mr. Salerno agreed to reduce his annual base salary in an amount sufficient to cover payroll deductions for benefits, effective November 24, 2008.

(2)
Mr. Dewing's annual salary as President of AWIG was $180,000; however, he agreed to reduce his base salary by 20%, through December 2009.

(3)
Ms. Sullivan's annual salary was $180,000; however, she agreed to reduce her annual base salary by 20% effective January 3, 2009 which was reinstated in September 2009.

(4)
The dollar amounts in column (f) are the aggregate grant date fair value of the option awards. Please refer to Part II-Item 8. Financial Statement and Supplementary Data—Notes to Consolidated Financial Statements- Notes 1 and 5 for further information about our calculation of those amounts, which we based on the reported closing market price of our common stock on the OTCBB on the date we granted the options.

(5)
The amounts in column (g), if any, include the annual performance bonus that the executives earned under their respective employment agreements, which are based on a pre-established percentage of our pre-tax earnings (as defined in their agreements) for the reported fiscal year.

(6)
These amounts in column (i) include the Company's matching contributions under our 401(k) plan. Ms. Sullivan was not eligible for our 401(k) plan until she completed one year of service (August 5, 2008 was the completion of one year of service but the next allowable enrollment date for the plan was October 1, 2008). Pursuant to Ms. Sullivan's employment agreement, she received a payment in the amount of $4,800 representing the remainder of the 4% of her salary that would have been matched by the Company, if she were a participant in the 401(k) plan upon her hire date. Mr. Salerno's and Mr. Dewing's vehicle expenses are also included in the amounts in this column (i). Ms. Sullivan had no vehicle expense reimbursement.

Employment Agreements

        We have the following employment agreement with the following executive officer:

        Victor Salerno.    Mr. Salerno's employment agreement became effective on July 1, 2002 with the initial term expiring on January 31, 2008. Upon the expiration of the initial term or any renewal thereof, the employment agreement automatically renews for successive five-year terms unless not later than 180 days prior to any extension either party gives written notice not to renew. The agreement provides that Mr. Salerno may resign without cause upon 30 days' written notice to us. The agreement provides an annual base salary of $240,000, which is subject to annual review. However, Mr. Salerno agreed to temporarily reduce his annual base salary in an amount sufficient to cover payroll deductions for benefits, effective November 24, 2008. In addition, Mr. Salerno is entitled to an annual performance bonus equal to 5% of our pre-tax earnings (as defined in his agreement) for the prior fiscal year, employer contributions to a profit-sharing or retirement plan of not less than 4% of his base salary, health and life insurance coverage, and use of an automobile that we provide for him. Mr. Salerno is also entitled to participate in our benefit plans available to our officers and employees generally. If the Company terminates Mr. Salerno's employment without cause, he is entitled to an amount equal to five times his base salary at the rate in effect at the time of his termination, any bonus awarded but not yet paid, reimbursement for expenses incurred but not paid prior to the termination, continuation of Company provided health benefits and participation in the Company's long-term disability insurance for a period of 60 months following the termination (or the economic equivalent thereof), and such rights to other benefits as may be provided in applicable plans and programs of the Company, including, without limitation, applicable employee benefit plans and programs, according to the terms and conditions of such plans and programs. Mr. Salerno's agreement also entitles him to certain benefits if his employment terminates within 24 months after a change in control of us, as described below under "Payments in the Event of a Change in Control."

Description of Equity Incentive Plans

        2001 Stock Option Plan.    In general, the Company may, upon approval from the Board of Directors, award options to any employee at any time except that no employee may receive in excess of 250,000 options per year and no more than 1,150,000 options in total may be granted under the 2001 Employee Stock Option Plan (the "2001 Plan"). The 2001 Plan does not require any specific vesting schedule and/or term. As such, the vesting and term is at the discretion of the Board of Directors. Pursuant to the terms of the 2001 Plan, the exercise price of options must be equal to or greater than the market value of the Common Stock on the date of the grant. The 2001 Plan is scheduled to terminate on August 8, 2011, except as to the outstanding stock options on that date. As of November 1, 2010, there were 321,567 options available for issuance under the 2001 Plan.

        Directors Stock Option Plan.    In 1996, the Company adopted the Directors Stock Option Plan (the "Directors Plan"). The Directors Plan was extended in August 2006 to terminate on April 30, 2011, except as to the outstanding stock options on that date. Beginning in fiscal year 2002, each non-employee director of the Company has been awarded options for 400 shares of stock on the last day of each fiscal year, in lieu of 100 shares of stock per committee on which such non-employee directors serve. In October 2007, the Board of Directors ratified this practice as an amendment to the Directors Plan and such prior grants and amendments to the Directors Plan were approved by the stockholders at the last Annual Stockholders' Meeting held in December 2007. Mr. Swecker and Mr. Barengo voluntarily renounced their rights to stock option awards that would have been granted on January 31, 2010 and January 31, 2009 as part of the Directors Plan for the best financial interests of the Company. No more than 40,000 options may be granted pursuant to the Directors Plan, which will be exercisable on the anniversary of the date of grant and will expire no later than 10 years from the grant date. Pursuant to the terms of the Directors Plan, the exercise price of options must be equal to the market value of the Company's common stock on the date of the grant. As of November 1, 2010, there were 19,200 options available for issuance under the Directors Plan.

 Payments in the Event of a Change in Control

        Mr. Salerno's employment agreement provides that if his employment terminates for any reason (other than death or disability) within 24 months after a change in control of us, then we will pay, as termination benefits to Mr. Salerno, an amount equal to five times his base salary then in effect and we will continue his coverage under our health and welfare benefit plans for five years. Also in the event of a change in control of us, all of his stock options and any other stock-based awards will become exercisable or non-forfeitable.

Outstanding Equity Awards At Fiscal Year-End

        The following table provides information concerning executive officers' unexercised stock options as of January 31, 2010.

	Option awards
Name	Number of securities underlying unexercised options # exercisable (1)	Number of securities underlying unexercised options # unexercisable (1)	Equity incentive plan awards: Number of securities underlying unearned options #	Option exercise price $	Option expiration date
Victor J. Salerno	50,000	—	—	$2.00	08/31/2012
Bruce Dewing	250,000	—	—	$1.80	06/10/2015
Bruce Dewing	400	—	—	$0.15	01/31/2014
Bruce Dewing	400	—	—	$0.55	01/31/2015
Melody Sullivan	20,000	—	—	$0.96	05/19/2010

(1)
For information on vesting dates, see the schedule of stock option grants following the Director Compensation table above.

PROPOSALS 2, 3 AND 4—PROPOSAL TO APPROVE AND ADOPT
THE 2010 STOCK INCENTIVE PLAN; APPROVAL OF THE ISSUANCE OF STOCK OPTIONS TO ROBERT KOCIENSKI AND JOHN ENGLISH

        On March 4, 2010, the Board of Directors, following recommendation by the Compensation Committee, adopted, subject to stockholder approval at the Annual Meeting, the 2010 Stock Incentive Plan (the "2010 Plan").

        A copy of the 2010 Plan, as adopted by the Board of Directors, is attached to this Proxy Statement as Appendix A. The principal features of the 2010 Plan are described below, but such description is qualified in its entirety by reference to the complete text of the 2010 Plan. On November 11, 2010, subject to approval by the stockholders at the Annual Meeting, the Board of Directors approved the grant of 1,047,490 stock options under the 2010 Plan to each of Robert Kocienski and John English. These grants are describe further below. Copies of the Stock Option Agreements for the grants to Mr. Kocienski and Mr. English are attached to this Proxy Statement as Appendix B and Appendix C, respectively. Mr. Kocienski's and Mr. English's stock options will be forfeited if not approved by the Company's stockholders at the Annual Meeting.

        The 2010 Plan and the options grants to Mr. Kocienski and Mr. English will not become effective unless stockholder approval is obtained at the Annual Meeting. Assuming a quorum is reached, the 2010 Plan and the options grants to Mr. Kocienski and Mr. English will be approved if the number of votes cast in favor of the proposals exceeds the number of votes cast in opposition of the proposals. If the stockholders approve the proposals, the 2010 Plan will be effective as of the date of its adoption by the stockholders and the options grants to Mr. Kocienski and Mr. English will be effective as of the date of the grants.

Purpose of the 2010 Plan

        The purpose of the 2010 Plan is to (1) aid the Company and its Subsidiaries and Affiliates (as defined in the 2010 Plan) in attracting, securing and retaining employees of outstanding ability, (2) attract members to the Board of Directors, (3) attract consultants to provide services to the Company and its Subsidiaries and Affiliates, as needed, and (4) motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of stock options and other stock-based awards.

Summary of the 2010 Plan

        General.    The 2010 Plan permits the granting of any or all of the following types of awards:

  •
  stock options, including incentive stock options ("ISOs") and non-qualified stock options;

  •
  stock appreciation rights ("SARs");

  •
  restricted stock;

  •
  restricted stock units; and

  •
  other stock-based awards.

        The 2010 Plan provides that the maximum number of shares of Common Stock with respect to which awards may be granted is 2,744,980 shares (subject to adjustment in accordance with the provisions under the caption "Adjustments Upon Certain Events" below), whether pursuant to ISOs or otherwise. The 2010 Plan also provides that the total number of shares of Common Stock that will be available for grants of ISOs is 150,000 shares and that the total number of shares of Common Stock that will be available for grants of unrestricted shares of Common Stock, restricted stock, restricted stock units or any other stock-based awards is 2,594,980 shares.

        The maximum number of shares with respect to which awards of any and all types may be granted during a calendar year to any participant is limited, in the aggregate, to 1,200,000 shares. Shares which are subject to awards which terminate, expire, are cancelled, exchanged, forfeited, lapse or are settled for cash may be utilized again with respect to awards granted under the 2010 Plan.

        Eligibility.    Employees of the Company, its Subsidiaries and Affiliates and members of the Board of Directors, and consultants to the Company and its Subsidiaries, are eligible to participate in the 2010 Plan. Currently, the Company has two Directors who are not employees, approximately 158 employees and three consultants.

        Administration.    The 2010 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to select employees, Board members or consultants to whom awards are to be granted, to determine the number of options or other types of awards to be granted to such employees, Board members or consultants and to establish the terms and conditions of such awards. The Compensation Committee has the authority to interpret the 2010 Plan, to establish, amend and rescind any rules and regulations relating to the 2010 Plan, and to otherwise make any determination that it deems necessary or desirable for the administration of the 2010 Plan. Members of the Compensation Committee are "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act and, if required, "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code").

        Adjustments Upon Certain Events.    In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of stock or other corporate exchange, or any distribution to stockholders of shares of Common Stock other than regular cash dividends, the Compensation Committee shall make such substitution or adjustment, if any, as it deems equitable to prevent substantial dilution or enlargement of the rights granted to participants. In the event of a Change of Control (as defined in the 2010 Plan), if the Compensation Committee makes no provision for the assumption of outstanding awards by the successor corporation, then the award agreement shall provide whether (1) none, all or a portion of each award shall vest, (2) any option shall terminate as of a date fixed by the Compensation Committee which is at least 30 days after the notice thereof to the participant and shall give each participant the right to exercise his or her option as to all or any part of the shares, including shares as to which the option would not otherwise be exercisable, or (3) cause any award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled award as determined by the Compensation Committee. Notwithstanding the foregoing, for any award under the 2010 Plan that consists of deferred compensation subject to Section 409A of the Tax Code, the definition of Change of Control will be the definition set forth in Section 409A of the Tax Code and any subsequent guidance thereunder.

        Stock Options.    The 2010 Plan provides that the option price pursuant to which Common Stock may be purchased will be determined by the Compensation Committee, but will not be less than the fair market value of the Common Stock on the date the option is granted. As of November 17, 2010, the closing price of the Common Stock was $0.27. The Compensation Committee will determine the term of each option, but no option shall be exercisable more than 10 years after the date of grant. Payment of the purchase price shall be (1) in cash, (2) in shares of Common Stock held for at least six months, (3) by a "net exercise" arrangement, (4) partly in cash and partly in shares provided in items (2) and/or (3) above, (5) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased, or (6) through such other means as shall be prescribed in the award agreement.

        If a participant's service terminates by reason of death or Disability (as defined in the 2010 Plan), to the extent the participant was entitled to exercise the option on the date of death or Disability, the option may be exercised within 180 days after the date of death or Disability (or such other period of time not exceeding one year as is determined by the Compensation Committee at the time of grant). If a participant's service with the Company terminates for any reason (other than death or Disability), each option then held by the participant may be exercised within 90 days after the date of such termination, but only to the extent such option was exercisable at the time of termination of service. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested options held by a participant if the participant is terminated without "cause" (as determined by the Compensation Committee) by the Company.

        Stock Appreciation Rights.    The Compensation Committee has the authority under the 2010 Plan to grant SARs independent of stock options. Each SAR granted independently of an option entitles a participant to exercise the SAR in whole or in part and, upon such exercise, to receive from the Company an amount equal to (1) the excess of (i) the fair market value on the exercise date of one share of Common Stock over (ii) the exercise price per share, times (2) the number of shares covered by the portion of the SAR so exercised.

        Restricted Stock and Restricted Stock Units.    The 2010 Plan provides for certain terms and conditions pursuant to which restricted stock and restricted stock units may be granted under the 2010 Plan. Each grant of restricted stock and restricted stock units must be evidenced by an award agreement in a form approved by the Compensation Committee. The vesting of a restricted stock award or restricted stock unit granted under the 2010 Plan may be conditioned upon the completion of a specified period of employment with the Company or a Subsidiary, upon attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. If a participant's service is terminated for any reason, the participant shall only be entitled to the restricted stock or restricted stock units vested at the time of such termination of service. The participant's unvested restricted stock and restricted stock units will be forfeited. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested restricted stock or restricted stock units held by a participant if the participant is terminated without "cause" (as determined by the Compensation Committee) by the Company.

        Except as provided in the applicable award agreement, no shares of restricted stock may be assigned, transferred or otherwise encumbered or disposed of by the participant until such shares have vested in accordance with the terms of such award agreement. If and to the extent that the applicable award agreement so provides, a participant will have the right to vote and receive dividends on the shares of restricted stock granted to him or her under the 2010 Plan. Unless otherwise provided in the applicable award agreement, any shares received as a dividend on such restricted stock or in connection with a stock split of the shares of restricted stock will be subject to the same restrictions as the restricted stock.

        Restricted stock units may not be assigned, transferred or otherwise encumbered or disposed of by the participant until such restricted stock units have vested in accordance with the terms of the applicable award agreement. Upon the vesting of the restricted stock unit, certificates for shares will be delivered to the participant or his or her legal representative on the last business day of the calendar quarter in which such vesting event occurs or as soon thereafter as practicable (but not later than March 15 of the calendar year following the year in which vesting occurs), in a number equal to the shares covered by the restricted stock unit.

        Other Stock-Based Awards.    The Compensation Committee also has the authority under the 2010 Plan to grant awards of unrestricted shares of Common Stock, restricted stock, restricted stock units and other awards that are valued in whole or in part by reference to, or are otherwise based upon, the fair market value of the Common Stock. The terms and conditions of these other stock-based awards shall be determined by the Compensation Committee. Such other stock-based awards may be granted in a manner that will enable the Company to deduct any amount paid by the Company under Section 162(m) of the Tax Code ("Performance-Based Awards").

        Performance-Based Awards are rights to receive amounts denominated in cash or shares of Common Stock, based on the Company's or a participant's performance between the date of grant and a pre-established future date. Performance criteria, the length of the performance period and time of payment of the Performance-Based Award are established in writing by the Compensation Committee: (1) at a time when the outcome for that performance period is substantially uncertain and (2) not later than 90 days after the commencement of the performance period to which the performance goal relates, but in no event after 25% of the relevant performance period has elapsed.

        The performance measures to be used for purposes of awards to employees whose compensation is subject to Section 162(m) of the Tax Code must be chosen by the Compensation Committee from among the following:

  •
  earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);

  •
  net income;

  •
  operating income;

  •
  earnings per share;

  •
  book value per share;

  •
  return on stockholders' equity;

  •
  expense management;

  •
  return on investment before or after the cost of capital;

  •
  improvements in capital structure;

  •
  profitability of an identifiable business unit or product;

  •
  maintenance or improvement of profit margins;

  •
  stock price;

  •
  market share;

  •
  revenues or sales;

  •
  costs;

  •
  cash flow;

  •
  working capital;

  •
  changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and

  •
  return on assets.

        The foregoing criteria may relate to the Company, one or more of its Affiliates, Subsidiaries or one or more of its divisions, units, minority investments, partnerships, joint ventures, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Compensation Committee determines. To the degree consistent with Section 162(m) of the Tax Code, the performance goals may be calculated without regard to extraordinary items or accounting changes.

The 2010 Plan provides that the maximum amount of a performance-based award to any Covered Employee (as defined in the 2010 Plan) for any fiscal year of the Company will be $1,000,000.

        Amendments to the 2010 Plan.    The 2010 Plan may be amended by the Board of Directors or the Compensation Committee, except that no amendment may be made which, without the approval of the stockholders of the Company, would (except as in accordance with the provisions under the caption "Adjustments Upon Certain Events" above) increase the total number of shares reserved or change the maximum number of shares for which awards may be granted to any participant, or that otherwise would require stockholder approval under rules of any stock exchange or market or quotation system on which the shares are traded, or other applicable law. Subject to the foregoing, with respect to participants who reside or work outside of the United States, the Compensation Committee may amend the terms of the 2010 Plan or awards granted thereunder to conform such terms with the requirements of local law. In addition, the Compensation Committee may amend the 2010 Plan in such a manner, as it deems necessary or appropriate, to comply with the requirements of Section 409A of the Tax Code and any guidance issued thereunder.

        Transferability.    Awards under the 2010 Plan are not transferable otherwise than by will or by the laws of descent or distribution, except that the Compensation Committee may authorize stock options (other than ISOs) to be granted on terms which permit irrevocable transfer for no consideration by the participant to (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, parent-in-law, child-in-law or sibling-in-law, including adoptive relationships, of the participant, (ii) any trust in which these persons have more than 50% of the beneficial interest, (iii) any foundation in which these persons or the participant control the management of assets and (iv) any other entity in which these persons or the participant own more than 50% of the voting interests. In addition, the Compensation Committee may waive the non-transferability provisions of the 2010 Plan (except with respect to ISOs) to the extent that such provisions are not required under any law, rule or regulation applicable to the Company.

        Federal Income Tax Consequences.    The following is a discussion of certain U.S. federal income tax consequences relevant to participants in the 2010 Plan who are subject to federal income tax and the Company. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the 2010 Plan and does not address state, local or foreign tax consequences.

        A participant who is granted a non-qualified stock option will not recognize income at the time the option is granted provided the strike price is not less than the fair market value of the stock at the time of grant. Upon the exercise of the option, however, the excess, if any, of the market value of the stock on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the stock for income tax purposes equal to the amount paid for the stock plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such stock, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such stock.

        A participant who is granted an ISO satisfying the requirements of the Tax Code will not recognize income at the time the option is granted or exercised. The excess of the fair market value over the option exercise price is, however, included in determining the participant's alternative minimum tax as of the date of exercise. If the participant does not dispose of shares received upon exercise of the option for one year after exercise and two years after grant of the option (the "Holding Period"), upon the disposition of such shares the participant will recognize long-term capital gain or loss based on the difference between the option exercise price and the fair market value of shares on the date of disposition. In such event, the Company is not entitled to a deduction for income tax purposes in connection with the exercise of the option. If the participant disposes of the shares received upon exercise of the ISO without satisfying the Holding Period requirement, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the option over the exercise price or (ii) the amount realized upon the disposition of such shares over the exercise price. Any further appreciation is taxed as short-term or long-term capital gain, depending on the participant's holding period. In such event, the Company would be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant.

        Upon exercise of a SAR, a participant will recognize taxable income in the amount of the aggregate cash received. A participant who is granted unrestricted shares will recognize ordinary income in the year of grant equal to the fair market value of the shares received. In either such case, the Company will be entitled to an income tax deduction in the amount of such income recognized by the participant. A participant will not recognize any income at the time an award of restricted stock or restricted stock units is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on shares of restricted stock lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. A participant may, however, elect within 30 days after receiving an award of restricted stock to recognize ordinary income in the year of receipt, instead of the year of vesting, equal to the excess of the fair market value of the shares on the date of receipt over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of restricted stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received unless the recipient elected to recognize income in the year of receipt. With respect to grants of awards of both restricted stock and restricted stock units, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

        The Compensation Committee will require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant, vesting or the exercise of an Award. In compliance with the American Jobs Creation Act of 2004, after January 1, 2005, the maximum federal withholding rate will be used for supplemental wage payments in excess of $1,000,000 during any taxable year.

        Section 162(m) of the Tax Code.    Section 162(m) of the Tax Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any executive officer who is named by the corporation on the last day of the taxable year, but exempts from this limitation "performance-based" compensation the material terms of which are disclosed and approved by stockholders. The Company has structured and intends to implement the 2010 Plan so that generally compensation to these executive officers resulting therefrom would be qualified performance-based compensation under Section 162(m) of the Tax Code and would not, therefore be subject to any deduction limitation under Section 162(m) of the Tax Code. However, the Company may, from time to time, award compensation to executive officers that is not deductible under Section 162(m) of the Tax Code.

        Section 280G of the Tax Code.    Under certain circumstances, the accelerated vesting or exercise of awards in connection with a Change of Control (as defined in the 2010 Plan) of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Tax Code. To the extent it is so considered, the grantee may be subject to a 20% exercise tax, and the Company may be denied a tax deduction.

        Section 409A of the Tax Code.    The Company generally intends that, to the extent applicable, awards granted under the 2010 Plan shall comply with the provisions of Section 409A of the Tax Code. Options are granted so as not to be subject to Section 409A of the Tax Code. Other awards have been designed to automatically comply with Section 409A of the Tax Code. However, grantees of

Performance-Based Awards may be permitted to elect to defer the payment of certain Performance-Based Awards. This deferral election is also intended to comply with Section 409A of the Tax Code. However, under certain circumstances the accelerated exercise or payment of awards subject to Section 409A of the Tax Code may subject the grantee to an increased tax rate and interest.

        Tax Summary.    The foregoing discussion is intended only as a summary of certain federal income tax consequences and does not purport to be a complete discussion of all the tax consequences of participation in the 2010 Plan. Accordingly, holders of awards granted under the 2010 Plan should consult their own tax advisers for specific advice with respect to all federal, state or local tax effects before exercising any options or SARs, and before disposing of any shares of stock acquired pursuant to an award. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular award holder's specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (e.g., as an ISO) of any award.

        The 2010 Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Tax Code.

Grant of Stock Options to Robert Kocienski and John English

        Stockholders are asked to approve the issuance of 1,047,490 stock options under the 2010 Plan to purchase shares of our common stock to each of Robert Kocienski and John English, constituting 2,094,980 stock options in the aggregate and the right to purchase, respectively, approximately 11.08% of our outstanding common stock as of November 1, 2010 after full exercise of the options. Mr. Kocienski and Mr. English have been providing consulting services to us while receiving no remuneration for their services. The issuances of options under the 2010 Plan to Mr. Kocienski and Mr. English were unanimously approved by our Board of Directors on November 11, 2010, subject to stockholder approval of both the 2010 Plan and the individual option grants to Mr. Kocienski and Mr. English at the Annual Meeting. The shares of common stock to be issued to Mr. Kocienski and Mr. English upon exercise of the options will be unregistered and considered "restricted securities" under the rules and regulations of the United States Securities and Exchange Commission.

        The options issued to Mr. Kocienski and Mr. English have an exercise price of $0.27 per share, the closing price of the Company's common stock on November 11, 2010. Subject to his continued service with the Company, Mr. Kocienski's options vest 440,000 on January 1, 2011, 432,908 on July 1, 2011 and 174,582 on July 1, 2012. Subject to his continued service with the Company, Mr. English's options vest 130,936 on January 1, 2011, 130,936 on May 1, 2011, 130,936 on August 1, 2011, 130,937 on November 1, 2011, 130,936 on February 1, 2013, 130,936 on May 1, 2013, 130,936 on August 1, 2013, and 130,937 on November 1, 2013. Mr. Kocienski's and Mr. English's options expire on November 11, 2020. Upon the exercise of the options by Mr. Kocienski and Mr. English, the interests of existing stockholders may be diluted. As noted above, Mr. Kocienski's and Mr. English's stock options will be forfeited if not approved by the Company's stockholders at the Annual Meeting.

New Plan Benefits

        Except as provided below, the amounts that will be received by participants in the future under the 2010 Plan are not yet determinable, as awards will be at the discretion of the Compensation Committee.

        The table below summarizes certain information with respect to stock options that have been granted under the 2010 Plan on or before November 23, 2010, which options are contingent upon stockholder approval of Proposals 2, 3 and 4.

 2010 Stock Incentive Plan

Name	Dollar Value	Number of Units
Victor Salerno CEO, COO, interim PAO, and President	—	—
Bruce Dewing Former Director of AWI and Former President of AWIG	—	—
Melody Sullivan Former CFO and Treasurer	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—
Robert Kocienski	—	1,047,490
John English	—	1,047,490

Equity Compensation Plan Information

        The following table provides information regarding the securities underlying outstanding options and securities remaining available for issuance under our equity compensation plans as of January 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2001 Stock Option Plan	626,499	$1.85	291,567
Directors Stock Option Plan	20,800	1.28	19,200
Equity compensation plans not approved by security holders	None	None	None

Total	647,299	$1.83	310,767

        In addition to the 2010 Plan, we have also adopted the 2001 Plan and the Directors Plan. For an explanation of the material features of the 2001 Plan and the Directors Plan, see "Description of Equity Incentive Plans" under "Executive Compensation," above.

Recommendation of Our Board of Directors

        Our Board of Directors believes that the approval and adoption of the 2010 Plan will promote the interests of the Company and our stockholders and enable us to continue to attract, secure and retain persons important to our success.

        All members of our Board of Directors are eligible for awards under the 2010 Plan and thus have a personal interest in the approval of the 2010 Plan.

        Approval and adoption of the 2010 Plan requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

        Approval of the issuance of options to Robert Kocienski and John English requires that the number of votes cast in favor of the proposals exceeds the number of votes cast in opposition to the proposals.

        Brokers do not have discretion to vote on these proposals without your instruction. If you do not instruct your broker how to vote on these proposals, your broker will deliver a non-vote on these proposals. Broker non-votes will have no effect on the outcome of the vote on these proposals. Abstentions will not be considered votes cast and therefore will have no effect on the outcome of the vote on these proposals.

        Our Board of Directors recommends that you vote "FOR" the approval and adoption of the 2010 Stock Incentive Plan.

        Our Board of Directors recommends that you vote "FOR" the approval of the issuance of 1,047,490 stock options to Robert Kocienski.

        Our Board of Directors recommends that you vote "FOR" the approval of the issuance of 1,047,490 stock options to John English.

PROPOSAL 5—RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Piercy Bowler Taylor & Kern (PBTK) was our independent registered public accounting firm for the year ended January 31, 2010, and has reported on our consolidated financial statements in the annual report that accompanies this proxy statement. Our independent registered public accounting firm is appointed by our Audit Committee. The Audit Committee has reappointed PBTK as our independent registered public accounting firm for the year ending January 31, 2011. A representative of PBTK will not be present at the Annual Meeting. In the event that the stockholders do not approve PBTK as our independent registered public accounting firm, the selection of a different independent registered public accounting firm will be reconsidered by the Audit Committee.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY SAID DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to American Wagering, Inc.'s audited consolidated financial statements for the fiscal year ended January 31, 2010.

        The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management. The Audit Committee has discussed with Piercy Bowler Taylor & Kern ("PBTK"), the Company's independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements. The Audit Committee has also received written disclosures and the letter from PBTK required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with PBTK their independence from the Company.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2010.

AUDIT COMMITTEE
Robert Barengo, Chairman W. Larry Swecker Judith L. Zimbelmann

 Fees Paid to Independent Registered Public Accounting Firm

        PBTK served as our independent registered public accounting firm to audit our annual consolidated financial statements and perform quarterly financial statement review services for the fiscal year ended January 31, 2010. PBTK previously performed similar audit and review services for the years ended January 31, 2001 through January 31, 2009. PBTK's primary offices are located at 6100 Elton Avenue, Suite 1000, Las Vegas, Nevada, 89107.

        Our policy is that before we engage our independent registered public accounting firm annually to render audit or approved non-audit services, the engagement is reviewed and approved by our audit committee. All of our principal accountants' services for which we paid tax-related fees or other non-audit fees for our last two fiscal years, as described below, were within the scope of the engagement that our audit committee approved before we entered into the engagement.

        Total fees paid and accrued to PBTK were as follows:

	Year Ending January 31,
Service Provided	2010	2009
Audit Service Fees	$138,975	$146,022
Tax Service Fees	11,101	17,662
Other Fees	39,501	21,433

Total	$189,577	$185,117

        Audit Service Fees.    The aggregate fees for audit services were for the audits of our annual consolidated financial statements and review of our quarterly consolidated financial statements for interim periods within the audit year. There were no Audit Related Services.

        Tax Fees.    The aggregate fees for tax services were for professional services relating to tax compliance, tax advice, and tax planning.

        Other Fees.    The aggregate Other Fees were for audits of our 401(k) employee benefit plan and all regulatory compliance attestation services.

Recommendation of Our Board of Directors

        The ratification of the appointment of PBTK as our independent registered public accounting firm will be approved if the number of votes cast in favor of this proposal exceeds the number of votes cast in opposition to this proposal.

        Our Board of Directors recommends that you vote "FOR" the ratification of PBTK as our independent registered public accounting firm for the fiscal year ending January 31, 2011.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

        We anticipate that the release date for our proxy statement and form of proxy for our next annual meeting of shareholders will be November 23, 2011. The deadline for submitting shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independently of our proxy statement and form of proxy will be considered untimely is 60 days prior to November 23, 2011.

GENERAL

        Our 2010 Annual Report on Form 10-K, containing audited consolidated financial statements but without exhibits, accompanies this proxy statement. The Form 10-K as filed with the SEC including exhibits is available on our website at www.americanwagering.com. Stockholders may also obtain a copy of the Form 10-K, without charge, upon written request to:

AMERICAN WAGERING, INC.
Attn: Corporate Secretary
675 Grier Drive
Las Vegas, Nevada 89119
Fax: 702-735-0142

        As of the date of this proxy statement, our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the Annual Meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do

By Order of the Board of Directors

John Salerno, Secretary

Las Vegas, Nevada
November 23, 2010

APPENDIX A

AMERICAN WAGERING, INC.
2010 STOCK INCENTIVE PLAN

1.     Purpose of the Plan

        The purpose of the Plan is to (i) aid the Company and its Subsidiaries and Affiliates in attracting, securing, rewarding and retaining employees of outstanding ability, (ii) attract members to the Board, (iii) attract consultants to provide services to the Company and its Subsidiaries and Affiliates, as needed, and (iv) motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest, which such persons will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.     Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

  a.
  Act:    The Securities Exchange Act of 1934, as amended, or any successor thereto.

  b.
  Affiliate:    Any entity (i) 20% or more of the voting equity of which is owned or controlled directly or indirectly by the Company, or (ii) that had been a business, division or subsidiary of the Company, the equity of which has been distributed to the Company's stockholders, even if the Company thereafter owns less than 20% of the voting equity.

  c.
  Award:    An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

  d.
  Award Agreement:    Any written agreement, contract, or other instrument or document evidencing an Award.

  e.
  Beneficial Owner or Beneficially Owned:    As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

  f.
  Board:    The board of directors of the Company.

  g.
  Change of Control:    The occurrence of any of the following events:

  (i)
  any Person becomes the Beneficial Owner, directly or indirectly, of more than forty percent (40%) of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") other than a Person who was such a Beneficial Owner prior to the Effective Date; provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (B) any acquisition by an entity pursuant to a reorganization, merger or consolidation, unless such reorganization, merger or consolidation constitutes a Change of Control under clause (ii) of this Section 2(g);

  (ii)
  the consummation of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation sixty percent (60%) or more of the combined voting power of the then-outstanding voting securities of the entity resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding

      Company Voting Securities immediately prior to such reorganization, merger or consolidation;

    (iii)
    the (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries, unless the successor entity existing immediately after such sale or disposition is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or disposition;

    (iv)
    during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(g)(i), (ii) or (iii) of the Plan, (B) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (C) a director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the Outstanding Company Voting Securities other than a Person who was such a Beneficial Owner prior to the Effective Date) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

    (v)
    the Board adopts a resolution to the effect that, for purposes hereof, a Change of Control has occurred.

        Notwithstanding the foregoing, the definition of Change of Control for any Award under the Plan that consists of deferred compensation subject to Section 409A of the Code shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

  h.
  Code:    The Internal Revenue Code of 1986, as amended, or any successor thereto.

  i.
  Committee:    The Compensation Committee of the Board, or any successor thereto or other committee designated by the Board to assume the obligations of the Committee hereunder, or if no such committee shall be designated or in office, the Board.

  j.
  Company:    American Wagering, Inc., a Nevada corporation.

  k.
  Covered Employee:    An employee of the Company or its Subsidiaries who may be deemed to be a covered employee within the meaning of Section 162(m) of the Code.

  l.
  Disability:    Inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death, or can be expected to last for a continuous period of not less than 12 months. The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

  m.
  Effective Date:    The date on which the Plan takes effect, as defined pursuant to Section 27 of the Plan.

  n.
  Fair Market Value:    On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

  o.
  ISO:    An Option that is also an incentive stock option granted pursuant to Section 7(d) of the Plan.

  p.
  LSAR:    A limited stock appreciation right granted pursuant to Section 8(d) of the Plan.

  q.
  Other Stock-Based Awards:    Awards granted pursuant to Section 9 of the Plan.

  r.
  Option:    A stock option granted pursuant to Section 7 of the Plan.

  s.
  Option Price:    The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

  t.
  Participant:    An individual who is selected by the Committee to participate in the Plan pursuant to Section 5 of the Plan.

  u.
  Performance-Based Awards:    Other Stock-Based Awards granted pursuant to Section 9(b) of the Plan.

  v.
  Person:    As such term is used for purposes of Section 13(d)(3) or 14(d)(2) of the Act (or any successor section thereto).

  w.
  Plan:    American Wagering, Inc. 2010 Stock Incentive Plan.

  x.
  Restricted Stock:    Restricted stock granted pursuant to Section 9 of the Plan.

  y.
  Restricted Stock Unit:    A restricted stock unit representing a right to acquire a fixed number of Shares at a future date, granted pursuant to Section 9 of the Plan.

  z.
  Securities Act:    The Securities Act of 1933, as amended, or any successor thereto.

  aa.
  Shares:    Shares of common stock, par value $0.01 per Share, of the Company, as adjusted pursuant to Section 10 of the Plan.

  bb.
  Stock Appreciation Right:    A stock appreciation right granted pursuant to Section 8 of the Plan.

  cc.
  Subsidiary:    A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

  dd.
  Termination of Service:    A Participant's termination of service with the Company, its Subsidiaries and Affiliates. A Termination of Service of an employee of the Company or any Subsidiary shall not be deemed to have occurred in the case of sick leave, military leave or any other leave of absence, in each case approved by the Committee or in the case of transfers between locations of the Company or its Subsidiaries. In the case of "specified employees" (as described in Section 409A of the Code), distributions may not be made before the date which is six months after the date of Termination of Service (or, if earlier, the date of death of the Participant). A specified employee is a "key employee" as defined in Section 416(i) of the Code without regard to Paragraph (5) thereof, but only if the Company has any stock which is publicly traded on an established securities market or otherwise.

3.     Shares Subject to the Plan

        The maximum number of Shares with respect to which Awards may be granted under the Plan shall be 2,744,980 (subject to adjustment in accordance with the provisions of Section 10 hereof), whether pursuant to ISOs or otherwise. Of that number, not more than 150,000 Shares (subject to adjustment in accordance with the provisions of Section 10 hereof) will be available for grants under the Plan of ISOs pursuant to Section 7(d). The maximum number of Shares with respect to which Awards of any and all types may be granted during a calendar year to any Participant shall be limited, in the aggregate, to 1,200,000 (subject to adjustment in accordance with the provisions of Section 10 hereof. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, including Shares acquired by purchase in the open market or in private transactions. If any Awards are forfeited, cancelled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

4.     Administration

  a.
  The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof. If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Securities Exchange Act of 1934, the Committee shall consist solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto), "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto) and satisfy all applicable independence requirements set forth in any applicable stock exchange or market or quotation system in which the Shares are then traded, listed or quoted. Any action permitted to be taken by the Committee may be taken by the Board, in its discretion; provided, however that, to the extent required by any stock exchange or market or quotation system on which the Shares are traded, listed or quoted, any Award approved by the Board shall also have been approved by a majority of the Company's independent directors (within the meaning of such exchange or market or quotation system). The Committee may also delegate to a committee consisting of employees of the Company the authority to authorize transfers, establish terms and conditions upon which transfers may be made and establish classes of options eligible to transfer options, as well as to make other determinations with respect to option transfers.

  b.
  The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations that it deems necessary or desirable for the administration of the Plan, and to take the following actions, in each case subject to and consistent with the provisions of the Plan:

  (i)
  to select Participants to whom Awards may be granted;

  (ii)
  to determine the type or types of Awards to be granted to each Participant;

  (iii)
  to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the

      Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

    (iv)
    to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, exchanged or surrendered;

    (v)
    to prescribe the form of each Award Agreement, which need not be identical for each Participant;

    (vi)
    to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder, in each case, in the manner and to the extent the Committee deems necessary or desirable; and

    (vii)
    to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

  c.
  Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

  d.
  The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant, vesting or the exercise of an Award. With the approval of the Committee, the Participant may elect to pay a portion or all of such withholding taxes by (i) delivery of Shares or (ii) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value on the date of the grant, vesting or exercise of an Award sufficient to satisfy the applicable withholding taxes. In addition, with the approval of the Committee, a Participant may satisfy any additional tax that the Participant elects to have the Company withhold by delivering to the Company or its designated representative Shares already owned by the Participant.

5.     Eligibility

        Employees of the Company, its Subsidiaries and Affiliates and members of the Board, who are from time to time responsible for, or contribute to, the management, growth and protection of the business of the Company and its Affiliates, and consultants to the Company and its Subsidiaries, are eligible to be granted Awards under the Plan. Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares to be covered by the Awards granted to each Participant. Notwithstanding any provisions of the Plan to the contrary, an Award may be granted to an employee or consultant, in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company or a Subsidiary; provided, however, that any such

Award shall not become vested prior to the date the employee or consultant first performs such services.

6.     Limitations

        No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7.     Terms and Conditions of Options

        Options granted under the Plan shall be, as determined by the Committee, non-qualified, incentive or other stock options for federal income tax purposes, as evidenced by the related Award Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

  a.
  Option Price:    The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

  b.
  Exercisability:    Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

  c.
  Exercise of Options:    Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date shall be the date the Company receives a written notice of exercise in accordance with the terms of the Award Agreement and full payment for the Shares with respect to which the Option is exercised, together with (i) any other agreements required by the terms of the Plan and/or Award Agreement or as required by the Committee, and (ii) payment by the Participant of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (A) in cash, (B) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that, such Shares have been held by the Participant for no less than six months, (C) by a "net exercise" arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise of the Option by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Option Price for the Shares being purchased, (D) partly in cash and partly in Shares as provided in items (B) and/or (C) above, (E) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, or (F) through such other means as shall be prescribed in the Award Agreement.

  d.
  ISOs:    The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). Unless otherwise permitted under Section 422 of the Code (or any successor section thereto), no ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either

    (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. Notwithstanding Section 5 of the Plan, ISOs may be granted solely to employees of the Company and its Subsidiaries.

  e.
  Exercisability Upon Termination of Service by Death or Disability:    Upon a Termination of Service by reason of death or Disability, the Option may be exercised within 180 days (or such other period of time not exceeding one year as is determined by the Committee at the time of granting the Option) following the date of death or Termination of Service due to Disability (subject to any earlier termination of the Option as provided by its terms), by the Participant (or in the event the Participant is legally incompetent, by his legal representative or guardian) in the case of Disability, or in the case of death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case only to the extent the Participant was entitled to exercise the Option on the date of his or her Termination of Service by death or Disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination of Service by death or Disability, or if he or she doe not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of an Option, with the consent of the Participant, extend the period of time during which the Participant may exercise his or her Option following the date of Termination of Service due to death or Disability; provided, however, that the maximum period of time during which an Option shall be exercisable following the date of Termination of Service due to death or Disability shall not exceed the original term of such Option as set forth in the Award Agreement and that notwithstanding any extension of time during which an Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Participant was entitled to exercise the Option on the date of Termination of Service due to death or Disability. Any such extension shall be designed to conform to the requirements of Section 409A of the Code so as to avoid the imposition of the additional income tax.

  f.
  Effect of Other Termination of Service:    Upon a Termination of Service for any reason (other than death or Disability), an unexercised Option may thereafter be exercised during the period ending 90 days after the date of such Termination of Service, but only to the extent to which such Option was vested and exercisable at the time of such Termination of Service and the Participant's unvested and/or unexercisable Options shall be forfeited. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Options held by a Participant if such Participant's Termination of Service is without "cause" (as such term is defined by the Committee in its sole discretion) by the Company.

  g.
  Nontransferability of Stock Options:    Except as otherwise provided in this Section 7(g), an Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and during the lifetime of a Participant an Option shall be exercisable only by the Participant. An Option exercisable after the death of a Participant or a transferee pursuant to the following sentence may be exercised by the legatees, personal representatives or distributees of the Participant or such transferee. The Committee may, in its discretion, authorize all or a portion of the Options previously granted or to be granted to a Participant, other than ISOs, to be on terms which permit irrevocable transfer for no consideration by such Participant to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of the Participant, any trust in which these persons have more than 50% of the beneficial interest, any foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests ("Eligible Transferees"), provided that (i) the Award Agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7(g) and (ii) subsequent transfers of transferred Options shall be prohibited except those in accordance with the first sentence of this Section 7(g). The Committee may, in its discretion, amend the definition of Eligible Transferees to conform to the coverage rules of Form S-8 under the Securities Act (or any comparable or successor registration statement) from time to time in effect. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of Termination of Service of Sections 7(e) and 7(f) hereof shall continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified, in Sections 7(e) and 7(f).

8.     Terms and Conditions of Stock Appreciation Rights

  a.
  Grants:    The Committee also may grant a Stock Appreciation Right, independent of an Option, with respect to Shares that are traded or listed on an established stock exchange or market or quotation system.

  b.
  Terms:    The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges or market or quotation systems. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant to exercise the Stock Appreciation Right in whole or in part and, upon such exercise, to receive from the Company an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the portion of the Stock Appreciation Right so exercised. Payment shall be made in Shares. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date.

  c.
  Limitations:    The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

  d.
  Limited Stock Appreciation Rights:    The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash as soon as practicable after the occurrence of the specified contingent event (but not later than March 15 of the year following the year in which such contingent event occurs) and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Plan, such term shall include LSARs.

9.     Other Stock-Based Awards

  a.
  Generally:    The Committee, in its sole discretion, may grant Awards of unrestricted Shares, Restricted Stock, Restricted Stock Units and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (collectively, "Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine (i) to whom and when Other Stock-Based Awards will be made, (ii) the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, (iii) whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and (iv) all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof).

  b.
  Performance-Based Awards:    Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 may be granted to Covered Employees in a manner that will enable the Company to deduct any amount paid by the Company under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Covered Employee's Performance-Based Award shall be determined based on the attainment of one or more pre-established, objective performance goals established in writing by the Committee, for a performance period established by the Committee, (i) at a time when the outcome for that performance period is substantially uncertain and (ii) not later than 90 days after the commencement of the performance period to which the performance goal relates, but in no event after 25% of the relevant performance period has elapsed. The performance goals shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xix) return on assets. The foregoing criteria may relate to the Company, one or more of its Affiliates, Subsidiaries or one or more of its divisions, units, minority investments, partnerships, joint ventures, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items or accounting changes. The maximum amount of a Performance-Based Award to any Covered Employee with respect to a fiscal year of the Company shall be $1,000,000. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Covered Employee and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Covered Employee may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Covered Employee at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Covered Employee may, if and to the extent permitted by the Committee and consistent with the provisions of Sections 162(m) and 409A of the Code, elect to defer payment of a Performance-Based Award.

  c.
  Terms and Conditions of Restricted Stock and Restricted Stock Units.

  (i)
  Grant:    Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement in form approved by the Committee. The vesting of a Restricted Stock Award or Restricted Stock Unit granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or a Subsidiary, upon attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

  (ii)
  Receipt of Restricted Stock:    As soon as practicable after an Award of Restricted Stock has been made to a Participant, there shall be registered in the name of such Participant the number of Shares of Restricted Stock so awarded. Except as provided in the applicable Award Agreement, no Shares of Restricted Stock may be assigned, transferred or otherwise encumbered or disposed of by the Participant until such Shares have vested in accordance with the terms of such Award Agreement. If and to the extent that the applicable Award Agreement so provides, a Participant shall have the right to vote and receive dividends on the Shares of Restricted Stock granted to him or her under the Plan. Unless otherwise provided in the applicable Award Agreement, any Shares received as a dividend on such Restricted Stock or in connection with a stock split of the Shares of Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

  (iii)
  Payments Pursuant to Restricted Stock Units:    Restricted Stock Units may not be assigned, transferred or otherwise encumbered or disposed of by the Participant until such Restricted Stock Units have vested in accordance with the terms of the applicable Award Agreement. Upon the vesting of the Restricted Stock Unit, certificates for Shares shall be delivered to the Participant or his legal representative on the last business day of the calendar quarter in which such vesting event occurs or as soon thereafter as practicable (but not later than March 15 of the calendar year following the year in which vesting occurs), in a number equal to the Shares covered by the Restricted Stock Unit.

  (iv)
  Effect of Termination of Service:    Upon a Termination of Service for any reason, the Participant shall only be entitled to the Restricted Stock or Restricted Stock Units vested at the time of such Termination of Service, and the Participant's unvested Restricted Stock and Restricted Stock Units shall be forfeited. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Restricted Stock or Restricted Stock Units held by the Participant if such Participant's Termination of Service is without "cause" (as such term is defined by the Committee in its sole discretion) by the Company.

10.   Adjustments Upon Certain Events

        Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

  a.
  Generally:    Subject to any required action by the stockholders of the Company, the number and type of Shares covered by each outstanding Award, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise or purchase price per Share, as applicable, covered by outstanding Awards, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Company's common stock) or reclassification of the Company's common stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than increases pursuant to the issuance of Other Stock-Based Awards under Section 9 of the Plan); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the Committee's determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Award.

  b.
  Change of Control:    In the event of a Change of Control, if the Committee makes no provision for the assumption of outstanding Awards by the successor corporation, then the Award Agreement shall provide whether (i) none, all or a portion of each Award shall vest, (ii) any Option shall terminate as of a date fixed by the Committee which is at least 30 days after the notice thereof to the Participant and shall give each Participant the right to exercise his or her Option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable, and/or (iii) cause any Award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Award, provided that such payment and/or grant are substantially equivalent in value to the Fair Market Value of the cancelled Award as determined by the Committee.

11.   "Lockup" Agreement

        The Committee may in its discretion specify upon granting an Award that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Participant shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Participant will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares issued pursuant to the exercise of such Award, without the prior written consent of the Company or such underwriters, as the case may be.

12.   Limitation of Liability

        Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

13.   Amendments or Termination

  a.
  The Board or the Committee may terminate or discontinue the Plan at any time. The Board or the Committee may amend, modify or alter the Plan at any time, but no amendment, modification or alteration shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan, change the maximum number of Shares for which Awards may be granted to any Participant or modify the Plan in any other way to the extent stockholder approval is required by the rules of any stock exchange or market or quotation system on which the Shares are traded, listed or quoted, or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Board or the Committee may amend or modify the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code (including, but not limited to, Sections 162(m) to preserve the deductibility of Awards and 409A to comply with its requirements so as to ensure any amounts paid or payable hereunder are not subject to the additional 20% income tax thereunder) or other applicable laws. Notwithstanding anything to the contrary herein, neither the Committee nor the Board may amend, alter or discontinue the provisions relating to Section 10(b) of the Plan after the occurrence of a Change of Control.

  b.
  Except as provided in Section 10 of the Plan or expressly provided under the Plan, any amendment, modification, termination or discontinuance of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, modified, terminated or discontinued, unless mutually agreed otherwise between the Participant and the Company, which agreement shall be in writing and signed by the Participant and the Company.

14.   International Participants

        The Committee may delegate to another committee or individual, as it may appoint and as may be legally permitted, the authority to take any action consistent with the terms of the Plan, either before or after an Award has been granted, which such other committee or individual deems necessary or advisable to comply with or take advantage of any government laws or regulatory requirements of a foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, or establishing any local country plans as sub-plans to the Plan. In addition, under all circumstances, the Committee (or its appointee) may make non-substantive administrative changes to the Plan as to conform with or take advantage of governmental requirements, statutes or regulations.

15.   No Right to Continued Employment or Service

        Neither the Plan nor the granting of an Award under the Plan shall impose any obligation on the Company, a Subsidiary or any Affiliate to continue the employment or service of a Participant or lessen or affect the Company's, Subsidiary's or Affiliate's right to terminate the employment or service of such Participant.

16.   Not Compensation for Benefit Plans

        No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

17.   Unfunded Status of Awards

        The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

18.   Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

19.   Successors and Assigns

        The Plan shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

20.   Nontransferability of Awards

        Except as provided in Section 7(g) of the Plan, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 20 or any part thereof (except with respect to ISOs) to the extent that this Section 20 or any part thereof is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

21.   No Rights to Awards; No Stockholder Rights

        No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any rights to dividends or other rights of a stockholder with respect to Shares subject to an Award unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award and, if applicable, the satisfaction of any other conditions imposed by the Committee pursuant to the Plan.

22.   No Fractional Shares

        No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, including on account of any action under Section 10 of the Plan. In the case of Awards to Participants, the Committee shall determine, in its discretion, whether cash, other Awards, scrip certificates (which shall be in a form and have such terms and conditions as the Committee in its discretion shall prescribe) or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

23.   Compliance with Legal and Trading Requirements

        The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or market or quotation system upon which the Shares are then listed, traded or quoted, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market or quotation system listing or registration or qualification of such Shares or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, including the Securities Act and the Act, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law.

24.   Severability

        If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

25.   Choice of Law

        The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed in the State of Nevada without regard to conflict of laws principles.

26.   Conflict

        To the extent the provisions of the Plan conflicts with the terms and conditions of any written agreement between the Company and a Participant, the terms and conditions of such agreement shall control.

27.   Effectiveness of the Plan; Term

        The Plan shall be effective upon its approval by the stockholders at the 2010 annual meeting of stockholders of the Company. The Plan shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated under Section 13 of the Plan.

APPENDIX B

ROBERT KOCIENSKI OPTION AGREEMENT

AMERICAN WAGERING, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT

        FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, American Wagering, Inc., a Nevada corporation (the "Company") hereby grants to Robert Kocienski (the "Option Holder"), the option to purchase shares of the common stock, $0.01 par value per share, of the Company ("Shares"), upon the terms set forth in this stock option agreement (this "Agreement"):

        WHEREAS, the Option Holder has been granted the following award and the following terms reflect the Company's 2010 Stock Incentive Plan (the "Plan");

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows.

1.     DEFINED TERMS; PLAN.

        Terms used but not defined herein shall have the same meaning ascribed to such terms in the Plan. This Agreement and the grant herein is subject to the terms and conditions herein and the terms and conditions of the applicable provisions of the Plan, the terms of which are incorporated herein by reference.

2.     GRANT.

        The Option Holder is hereby granted an option (the "Option") to purchase 1,047,490 Shares (the "Option Shares") pursuant to the Plan. The Option is granted as of November 11, 2010 (the "Date of Grant"), subject to approval by the Company's stockholders. This Option shall not be treated as an "incentive stock option" as defined in Section 422 of the Code.

3.     STATUS OF OPTION SHARES.

        The Option Shares shall upon issue rank equally in all respects with the other Shares.

4.     OPTION PRICE.

        The purchase price for the Option Shares shall be, except as herein provided, $0.27 per Option Share, hereinafter sometimes referred to as the "Option Price," payable immediately in full upon the exercise of the Option.

5.     TERM OF OPTION.

        The Option may be exercised only during the period (the "Option Period") set forth in Section 7 below and shall remain exercisable until the tenth anniversary of the Date of Grant. Thereafter, the Option Holder shall cease to have any rights in respect thereof.

6.     EXERCISABILITY.

        Subject to the Option Holder's continued service with the Company, the Option will vest and become exercisable as set forth in the following schedule:

Vesting Date	Vested Options	Cumulative Vesting Options
January 1, 2011	440,000	440,000
July 1, 2011	432,908	872,908
July 1, 2012	174,582	1,047,490

7.     EXERCISE OF OPTION.

        The Option may be exercised for all, or from time to time any part, of the Option Shares for which it is then exercisable. The exercise date shall be the date the Company receives a written notice of exercise signed by the Option Holder, specifying the whole number of Option Shares in respect of which the Option is being exercised, accompanied by (a) full payment for the Option Shares with respect to which the Option is exercised, in a manner acceptable to the Company (which, at the discretion of the Company, shall include a broker assisted exercise arrangement), of the Option Price for the Option Shares for which the Option is being exercised and (b) payment by the Option Holder of all payroll, withholding or income taxes incurred in connection with the Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). The purchase price for the Shares as to which the Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Option Holder (i) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased and the appropriate taxes; (ii) in cash; (iii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that, such Shares have been held by the Option Holder for no less than six months; (iv) by a "net exercise" arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise of the Option by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Option Price for the Shares being purchased; or (v) partly in cash and partly in Shares as provided in items (iii) and/or (iv) above. Anything to the contrary herein notwithstanding, the Company shall not be obligated to issue any Option Shares hereunder if the issuance of the Option Shares would violate the provision of any applicable law, in which event the Company shall, as soon as practicable, take whatever action it reasonably can so that the Option Shares may be issued without resulting in such violations of law.

8.     EXERCISABILITY UPON TERMINATION OF SERVICE BY DEATH OR DISABILITY.

        Upon a Termination of Service by reason of death or Disability, the Option may be exercised within 180 days following the date of death or Termination of Service due to Disability (subject to any earlier termination of the Option as provided herein), by the Option Holder (or in the event the Option Holder is legally incompetent, by his legal representative or guardian) in the case of Disability, or in the case of death, by the Option Holder's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case only to the extent the Option Holder was entitled to exercise the Option on the date of his or her Termination of Service by death or Disability. To the extent that the Option Holder was not entitled to exercise the Option at the date of his or her Termination of Service by death or Disability, or if he or she does not exercise the Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of the Option, with the consent of the Option Holder, extend the period of time during which the Option Holder may exercise his or her Option following the date of

Termination of Service due to death or Disability; provided, however, that the maximum period of time during which the Option shall be exercisable following the date of Termination of Service due to death or Disability shall not exceed the original term of the Option and that notwithstanding any extension of time during which the Option may be exercised, the Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Option Holder was entitled to exercise the Option on the date of Termination of Service due to death or Disability. Any such extension shall be designed to conform to the requirements of Section 409A of the Code so as to avoid the imposition of the additional income tax.

9.     EFFECT OF OTHER TERMINATION OF SERVICE.

        Upon a Termination of Service for any reason (other than death or Disability), the unexercised Option may thereafter be exercised during the period ending 90 days after the date of such Termination of Service, but only to the extent to which the Option was vested and exercisable at the time of such Termination of Service and the Participant's unvested and/or unexercisable Options shall be forfeited. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Option Holder or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Options held by the Option Holder if the Option Holder's Termination of Service is without "cause" (as such term is defined by the Committee in its sole discretion) by the Company. For purposes of this Agreement, the date of the Option Holder's Termination of Service shall be the earlier of: (a) the date on which the Option Holder ceases to render actual service to the Company or a Subsidiary of the Company; (b) the date on which the Company, a Subsidiary of the Company or the Option Holder first provides notice of Termination of Service; or (c) the first date of any statutory notice period provided under local law.

10.   INCIDENTAL REGISTRATION RIGHTS.

        If the Company proposes to register any of its stock or other securities under the Securities Act of 1933 in connection with the public offering of such securities (other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to an SEC Rule 145 transaction, or (iii) a registration effected pursuant to a form of registration statement that is not available for registration of the Option Shares for sale to the public), the Company shall provide the Option Holder with written notice of such determination. Upon the written request of the Option Holder given within twenty (20) days after receipt of any such notice from the Company, the Company, at its sole cost and expense, shall cause to be registered under the Act all of the Option Shares that the Option Holder has requested be registered.

11.   LOCK UP AGREEMENT.

        Upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Option Holder shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Option Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Option Shares issued pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be as such dispositions by Option Holder could negatively unintentionally impact the Company's registration efforts.

12.   TRANSFER OF SHARES.

        The Option, the Option Shares, or any interest in either, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities and other laws, and the terms and conditions this Agreement and the Plan.

13.   LEGENDS.

        The Option Holder understands that the certificate representing the Option Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Option Shares):

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

14.   EXPENSES OF ISSUANCE OF OPTION SHARES.

        The issuance of stock certificates upon the exercise of the Option in whole or in part, shall be without charge to the Option Holder. The Company shall pay, and indemnify the Option Holder from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the exercise of the Option in whole or in part or the resulting issuance of the Option Shares.

15.   WITHHOLDING.

        No later than the date of transfer of the Shares pursuant to the exercise of the Option granted hereunder (and in any event no later than three days after Option exercise), the Option Holder shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of the Option and the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Option Holder, federal, state and local taxes of any kind required by law to be withheld upon the exercise of the Option.

16.   CONSENT TO COLLECTION, PROCESSING AND TRANSFER OF PERSONAL DATA.

        By accepting the Option, the Option Holder voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 17. The Option Holder is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Option Holder's ability to participate in the Plan. The Company, its Subsidiaries and the Option Holder's employer hold certain personal information about the Option Holder, including the Option Holder's name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in the Option Holder's favor, for the purpose of managing and administering the Plan ("Data"). The Company and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Option Holder's participation in the Plan, and the Company and/or any of its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the United States, or elsewhere throughout the world, such as the

European Economic Area. The Option Holder hereby authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Option Holder's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Option Holder's behalf to a broker or other third party with whom the Option Holder may elect to deposit any Shares acquired pursuant to the Plan.

17.   DISCRETIONARY NATURE OF THE PLAN; NO VESTED RIGHTS.

        By accepting the Option, the Option Holder acknowledges and agrees that although (i) the Plan is discretionary in nature and limited in duration, and (ii) may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, (iii) this Option Agreement, and the Option granted hereunder, will not be impacted. The grant of awards under the Plan is a one-time benefit and does not create any contractual or other right to receive an award or benefits in lieu of an award in the future. Future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the form and timing of an award, the number of Shares subject to an award, and the vesting provisions.

18.   TERMINATION INDEMNITIES.

        The Option Holder's participation in the Plan is voluntary. The value of the Option Holder's award under the Plan is an extraordinary item of compensation and is outside the scope of Option Holder's employment contract, if any, and this award is not part of the Option Holder's normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, or retirement benefits or similar payments.

19.   REFERENCES.

        References herein to rights and obligations of the Option Holder shall apply, where appropriate, to the Option Holder's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Option.

20.   NOTICES.

        Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:	American Wagering, Inc. 675 Grier Drive Las Vegas, Nevada 89119 Attn: President
If to the Option Holder:	Robert Kocienski 675 Grier Drive Las Vegas, Nevada 89119

21.   GOVERNING LAW.

        This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed in the State of Nevada without regard to conflict of laws principles.

22.   ENTIRE AGREEMENT.

        This Agreement and the Plan constitute the entire agreement among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this Agreement and the Plan.

23.   COUNTERPARTS.

        This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Date of Grant.

AMERICAN WAGERING, INC.
By:	/s/ VICTOR SALERNO
Name:	Victor Salerno
Title:	Chief Executive Officer

OPTION HOLDER
By:	/s/ ROBERT KOCIENSKI
Robert Kocienski

APPENDIX C

JOHN ENGLISH OPTION AGREEMENT

AMERICAN WAGERING, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT

        FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, American Wagering, Inc., a Nevada corporation (the "Company") hereby grants to John English (the "Option Holder"), the option to purchase shares of the common stock, $0.01 par value per share, of the Company ("Shares"), upon the terms set forth in this stock option agreement (this "Agreement"):

        WHEREAS, the Option Holder has been granted the following award and the following terms reflect the Company's 2010 Stock Incentive Plan (the "Plan");

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows.

1.     DEFINED TERMS; PLAN.

        Terms used but not defined herein shall have the same meaning ascribed to such terms in the Plan. This Agreement and the grant herein is subject to the terms and conditions herein and the terms and conditions of the applicable provisions of the Plan, the terms of which are incorporated herein by reference.

2.     GRANT.

        The Option Holder is hereby granted an option (the "Option") to purchase 1,047,490 Shares (the "Option Shares") pursuant to the Plan. The Option is granted as of November 11, 2010 (the "Date of Grant"), subject to approval by the Company's stockholders. This Option shall not be treated as an "incentive stock option" as defined in Section 422 of the Code.

3.     STATUS OF OPTION SHARES.

        The Option Shares shall upon issue rank equally in all respects with the other Shares.

4.     OPTION PRICE.

        The purchase price for the Option Shares shall be, except as herein provided, $0.27 per Option Share, hereinafter sometimes referred to as the "Option Price," payable immediately in full upon the exercise of the Option.

5.     TERM OF OPTION.

        The Option may be exercised only during the period (the "Option Period") set forth in Section 7 below and shall remain exercisable until the tenth anniversary of the Date of Grant. Thereafter, the Option Holder shall cease to have any rights in respect thereof.

6.     EXERCISABILITY.

        Subject to the Option Holder's continued service with the Company, the Option will vest and become exercisable as set forth in the following schedule:

Vesting Date	Vested Options	Cumulative Vesting Options
January 1, 2011	130,936	130,936
May 1, 2011	130,936	261,872
August 1, 2011	130,936	392,808
November 1, 2011	130,937	523,745
February 1, 2013	130,936	654,681
May 1, 2013	130,936	785,617
August 1, 2013	130,936	916,553
November 1, 2013	130,937	1,047,490

7.     EXERCISE OF OPTION.

        The Option may be exercised for all, or from time to time any part, of the Option Shares for which it is then exercisable. The exercise date shall be the date the Company receives a written notice of exercise signed by the Option Holder, specifying the whole number of Option Shares in respect of which the Option is being exercised, accompanied by (a) full payment for the Option Shares with respect to which the Option is exercised, in a manner acceptable to the Company (which, at the discretion of the Company, shall include a broker assisted exercise arrangement), of the Option Price for the Option Shares for which the Option is being exercised and (b) payment by the Option Holder of all payroll, withholding or income taxes incurred in connection with the Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). The purchase price for the Shares as to which the Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Option Holder (i) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased and the appropriate taxes; (ii) in cash; (iii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that, such Shares have been held by the Option Holder for no less than six months; (iv) by a "net exercise" arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise of the Option by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Option Price for the Shares being purchased; or (v) partly in cash and partly in Shares as provided in items (iii) and/or (iv) above. Anything to the contrary herein notwithstanding, the Company shall not be obligated to issue any Option Shares hereunder if the issuance of the Option Shares would violate the provision of any applicable law, in which event the Company shall, as soon as practicable, take whatever action it reasonably can so that the Option Shares may be issued without resulting in such violations of law.

8.     EXERCISABILITY UPON TERMINATION OF SERVICE BY DEATH OR DISABILITY.

        Upon a Termination of Service by reason of death or Disability, the Option may be exercised within 180 days following the date of death or Termination of Service due to Disability (subject to any earlier termination of the Option as provided herein), by the Option Holder (or in the event the Option Holder is legally incompetent, by his legal representative or guardian) in the case of Disability, or in the case of death, by the Option Holder's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case only to the extent the Option Holder was entitled to exercise the Option on the date of his or her Termination of Service by death or Disability. To the extent that the Option Holder was not entitled to exercise the Option at the date of his or her

Termination of Service by death or Disability, or if he or she does not exercise the Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of the Option, with the consent of the Option Holder, extend the period of time during which the Option Holder may exercise his or her Option following the date of Termination of Service due to death or Disability; provided, however, that the maximum period of time during which the Option shall be exercisable following the date of Termination of Service due to death or Disability shall not exceed the original term of the Option and that notwithstanding any extension of time during which the Option may be exercised, the Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Option Holder was entitled to exercise the Option on the date of Termination of Service due to death or Disability. Any such extension shall be designed to conform to the requirements of Section 409A of the Code so as to avoid the imposition of the additional income tax.

9.     EFFECT OF OTHER TERMINATION OF SERVICE.

        Upon a Termination of Service for any reason (other than death or Disability), the unexercised Option may thereafter be exercised during the period ending 90 days after the date of such Termination of Service, but only to the extent to which the Option was vested and exercisable at the time of such Termination of Service and the Participant's unvested and/or unexercisable Options shall be forfeited. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Option Holder or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Options held by the Option Holder if the Option Holder's Termination of Service is without "cause" (as such term is defined by the Committee in its sole discretion) by the Company. For purposes of this Agreement, the date of the Option Holder's Termination of Service shall be the earlier of: (a) the date on which the Option Holder ceases to render actual service to the Company or a Subsidiary of the Company; (b) the date on which the Company, a Subsidiary of the Company or the Option Holder first provides notice of Termination of Service; or (c) the first date of any statutory notice period provided under local law.

10.   INCIDENTAL REGISTRATION RIGHTS.

        If the Company proposes to register any of its stock or other securities under the Securities Act of 1933 in connection with the public offering of such securities (other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to an SEC Rule 145 transaction, or (iii) a registration effected pursuant to a form of registration statement that is not available for registration of the Option Shares for sale to the public), the Company shall provide the Option Holder with written notice of such determination. Upon the written request of the Option Holder given within twenty (20) days after receipt of any such notice from the Company, the Company, at its sole cost and expense, shall cause to be registered under the Act all of the Option Shares that the Option Holder has requested be registered.

11.   LOCK UP AGREEMENT.

        Upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Option Holder shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Option Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Option Shares issued pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be as such dispositions by Option Holder could negatively unintentionally impact the Company's registration efforts.

12.   TRANSFER OF SHARES.

        The Option, the Option Shares, or any interest in either, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities and other laws, and the terms and conditions this Agreement and the Plan.

13.   LEGENDS.

        The Option Holder understands that the certificate representing the Option Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Option Shares):

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

14.   EXPENSES OF ISSUANCE OF OPTION SHARES.

        The issuance of stock certificates upon the exercise of the Option in whole or in part, shall be without charge to the Option Holder. The Company shall pay, and indemnify the Option Holder from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the exercise of the Option in whole or in part or the resulting issuance of the Option Shares.

15.   WITHHOLDING.

        No later than the date of transfer of the Shares pursuant to the exercise of the Option granted hereunder (and in any event no later than three days after Option exercise), the Option Holder shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of the Option and the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Option Holder, federal, state and local taxes of any kind required by law to be withheld upon the exercise of the Option.

16.   CONSENT TO COLLECTION, PROCESSING AND TRANSFER OF PERSONAL DATA.

        By accepting the Option, the Option Holder voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 17. The Option Holder is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Option Holder's ability to participate in the Plan. The Company, its Subsidiaries and the Option Holder's employer hold certain personal information about the Option Holder, including the Option Holder's name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in the Option Holder's favor, for the purpose of managing and administering the Plan ("Data"). The Company and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Option Holder's participation in the Plan, and the Company and/or any of its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the United States, or elsewhere throughout the world, such as the European Economic Area. The Option Holder hereby authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Option Holder's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Option Holder's behalf to a broker or other third party with whom the Option Holder may elect to deposit any Shares acquired pursuant to the Plan.

17.   DISCRETIONARY NATURE OF THE PLAN; NO VESTED RIGHTS.

        By accepting the Option, the Option Holder acknowledges and agrees that although (i) the Plan is discretionary in nature and limited in duration, and (ii) may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, (iii) this Option Agreement, and the Option granted hereunder, will not be impacted. The grant of awards under the Plan is a one-time benefit and does not create any contractual or other right to receive an award or benefits in lieu of an award in the future. Future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the form and timing of an award, the number of Shares subject to an award, and the vesting provisions.

18.   TERMINATION INDEMNITIES.

        The Option Holder's participation in the Plan is voluntary. The value of the Option Holder's award under the Plan is an extraordinary item of compensation and is outside the scope of Option Holder's employment contract, if any, and this award is not part of the Option Holder's normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, or retirement benefits or similar payments.

19.   REFERENCES.

        References herein to rights and obligations of the Option Holder shall apply, where appropriate, to the Option Holder's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Option.

20.   NOTICES.

        Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:	American Wagering, Inc. 675 Grier Drive Las Vegas, Nevada 89119 Attn: President
If to the Option Holder:	John English 675 Grier Drive Las Vegas, Nevada 89119

21.   GOVERNING LAW.

        This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed in the State of Nevada without regard to conflict of laws principles.

22.   ENTIRE AGREEMENT.

        This Agreement and the Plan constitute the entire agreement among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this Agreement and the Plan.

23.   COUNTERPARTS.

        This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Date of Grant.

AMERICAN WAGERING, INC.
By:	/s/ VICTOR SALERNO Name: Victor Salerno Title: Chief Executive Officer

OPTION HOLDER
By:	/s/ JOHN ENGLISH John English

AMERICAN WAGERING, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 22, 2010

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of American Wagering, Inc. (the Company) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K in connection with the Annual Meeting of the Company to be held at American Wagering, Inc., 675 Grier Drive, Las Vegas, Nevada, on Wednesday, December 22, 2010, at 9:00 o’clock in the morning, Pacific Time, and hereby appoints Victor Salerno  and Terina Salerno and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual Meeting and at any adjournment thereof.  The proxies are instructed to vote as specified on the reverse side hereof:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AMERICAN WAGERING, INC.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at

http://www.americanwagering.com/investor_relations.html.

December 22, 2010

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

\/Please detach along perforated line and mail in the envelope provided.\/

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

		NOMINEES:			FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	APPROVAL AND ADOPTION OF 2010	☐	☐	☐
		☐ Robert Barengo		STOCK INCENTIVE PLAN.
☐	FOR ALL NOMINEES	☐ Victor J. Salerno
		☐ W. Larry Swecker			FOR	AGAINST	ABSTAIN
		☐ Judith Zimbelmann	3.	APPROVAL OF ISSUANCE OF STOCK	☐	☐	☐
☐	WITHOUT AUTHORITY			OPTIONS TO ROBERT KOCIENSKI.
FOR ALL NOMINEES
					FOR	AGAINST	ABSTAIN
			4.	APPROVAL OF ISSUANCE OF STOCK	☐	☐	☐
☐	FOR ALL EXCEPT			OPTIONS TO JOHN ENGLISH.
(See instructions below)
			5.	RATIFICATION OF THE APPOINT-	FOR	AGAINST	ABSTAIN
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ☒				MENT OF PIERCY BOWLER TAYLOR & KERN AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2011.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

The shares represented by this proxy will be voted as specified.  If no specification is made, the shares represented by this proxy will be voted in favor of the nominee listed, and in the discretion of the proxies, on other matters that may properly come before the annual meeting and any adjournment thereof.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.